August  28,  2002


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
Technology  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Semi-Annual Report for each of the above Series of the Exeter Fund in which you were invested as of June 30, 2002. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department, at 1-800-466-3863 or your Client Consultant if you have any questions about the Semi-Annual Reports or about the Fund.

Sincerely,



/s/ Amy  J.  Williams
Fund  Services  Manager

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Diversified  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Uncertainty in the economy and the stock market worked in favor of municipal bond holders in the first half of 2002. If one were to survey market participants about the events exerting the greatest influence on the financial markets during the first half of 2002, the results would probably fall into three general categories. Many would refer to the accounting scandals that have contributed to the dismal performance of the equity markets over the past three months. Others would point to the decline in the value of the dollar versus our major trading partners. While still others would comment on the fact that the federal government is once again running a deficit. All were important, but when one delves into the their respective causes, the answer for each is the same: each is a reflection of the "state" of the economy.

Starting with the accounting scandals, WorldCom to be specific, the decision by their CFO to "capitalize" expenses in violation of generally accepted accounting principals was driven by a desire to avoid losses. The CFO's compensation may have been tied to earnings, so greed may have played a part in his actions, but if the economy had been strong enough to maintain the demand for the telecommunication services, it would not have been necessary to break the rules. That does not excuse what he did, it simply identifies economic fundamentals as the driving force behind his actions, and reinforces the fact that fundamentals are what ultimately drives the market.

A similar approach can be applied to the dollar and the re-emergence of federal budget deficits. Exchange rates are not only a function of relative economic growth rates, but they are also a function of relative, inflation-adjusted short-term interest rates, which are themselves a function of the economy. As the economy slowed and the Federal Reserve pushed short-term interest rates to exceptionally low levels, the dollar began to depreciate. As for the federal government, tax-receipts are tied to income levels, which have stopped rising due to the economic slowdown. Government expenditures are tied to the demands for national defense, which have increased following September 11th, and social services, which rise as the rate of economic growth slows. Once again, the economy is at the root of these events.

As for the current state of the economy, it appears to be following a modest growth path, which is good under most circumstances, but somewhat disappointing given the fact that the economy is at or near the start of a new expansion. Job growth has been sluggish with only 60,000 new jobs having been added over the past two months, hardly an offset to the 1.8 million jobs lost since the recession began in March of last year. In addition, capital expenditures continue to grow at a muted pace. Housing, however, remains a source of strength as low interest rates have allowed home sales to post better than expected numbers. The lower interest rates have also contributed to a higher level of mortgage refinancings, putting additional cash in consumers' pockets, and contributing to higher than expected auto sales. On the manufacturing side of the equation, factory orders have risen in five of the last six months, and the National Association of Purchasing Managers index has been above 50 (i.e. expanding) since February of this year.

So what has been the impact of the economy and the aforementioned events on the municipal bond market? A slow economy typically means falling bond yields and thus higher bond prices, and the current environment is no exception. Municipal yields are modestly lower than where they were at the start of the year. The magnitudes of the declines have varied across the curve. The largest declines have occurred in the short-to-intermediate sectors, with 1-year to 7-year high-quality general obligation (G.O.) yields down more than 50 basis points (0.50%). Intermediate yields were down 40 basis points (0.40%), while the yields on long municipal paper were down 10 basis points (0.10%).

Management  Discussion  and  Analysis  (unaudited)


The Diversified Tax Exempt Series was positioned in slightly longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. While yields declined more rapidly for shorter maturities during the first half of this year, the longer maturities allowed the Series to lock in higher interest rates for a longer period, as rates become increasingly low. In addition, the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, but which we think is prudent in the current economic environment. Nevertheless, over the first six months of the year, the Series earned its coupons, plus it experienced modest capital gains, generating a return of over 4%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]



Portfolio Composition 1 - As of 6/30/02
General Obligation Bonds                77.5%
Revenue Bonds                           21.3%
Miscellaneous Bonds                      1.2%




1 As  a  percentage  of  municipal  securities.



[graphic]
[pie  chart]



Quality Ratings 2 - As of 6/30/02
Aaa                               86.0%
Aa                                12.0%
A                                  2.0%




2 Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  June  30,  2002 (unaudited)

Exeter Fund, Inc.
Diversified Tax Exempt Series




                                            Total Return
                                Growth of
Through                          $10,000                   Average
6/30/02                        Investment    Cumulative     Annual
One Year                       $    10,607          6.07%     6.07%
Five Year                      $    12,916         29.16%     5.25%
Inception 1                    $    15,047         50.47%     5.00%



Merrill Lynch
Intermediate Municipal Bond Index




                                                Total Return
                                    Growth of
Through                              $10,000                   Average
6/30/02                            Investment    Cumulative     Annual
One Year                           $    10,700          7.00%     7.00%
Five Year                          $    13,489         34.89%     6.16%
Inception 1                        $    15,978         59.78%     5.75%




The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (6/30/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]




                  Exeter Fund, Inc.                   Merrill Lynch
Date        Diversified Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                       10,000  $                           10,000
12/31/1994                           9,461                               9,709
12/31/1995                          11,003                              11,009
12/31/1996                          11,370                              11,520
12/31/1997                          12,270                              12,406
12/31/1998                          12,944                              13,183
12/31/1999                          12,340                              13,182
12/31/2000                          13,935                              14,453
12/31/2001                          14,453                              15,197
6/30/2002                           15,047                              15,978




1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 175 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                              CREDIT
                                                                              RATING*    PRINCIPAL      VALUE
                                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                            -----------  ----------  -----------
MUNICIPAL SECURITIES - 96.2%
ALABAMA - 2.7%
Bessemer Governmental Utility Services Corp., Water Supply,
Revenue Bond, 5.20%, 6/1/2024                                               Aaa          $  500,000  $  501,655
Hoover Board of Education, Capital Outlay Warrants, Special Tax Warrants,
5.25%, 2/15/2017                                                            Aaa             500,000     521,460
Mobile County Board of School Commissioners, Capital Outlay Warrants,
G.O. Bond, Series B, 5.00%, 3/1/2018                                        Aaa             500,000     506,995
                                                                                                     -----------
                                                                                                      1,530,110
                                                                                                     -----------

ALASKA - 0.5%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                                       Aaa             300,000     301,296
                                                                                                     -----------

ARIZONA - 0.5%
Maricopa County, Unified School District No. 097 Deer Valley,
G.O. Bond, Series A, 5.20%, 7/1/2007                                        Aaa             250,000     264,645
                                                                                                     -----------

CALIFORNIA - 2.8%
California State, G.O. Bond, 4.75%, 12/1/2028                               A1              795,000     739,581
Oak Grove School District, G.O. Bond, 5.25%, 8/1/2024                       Aaa             500,000     504,865
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016              Aaa             330,000     345,279
                                                                                                     -----------
                                                                                                      1,589,725
                                                                                                     -----------

COLORADO - 0.3%
El Paso County, School District No. 020, G.O. Bond, Series A,
6.20%, 12/15/2007                                                           Aaa             160,000     184,179
                                                                                                     -----------

FLORIDA - 3.5%
Florida State Board of Education, Capital Outlay, G.O. Bond, Series A,
5.00%, 6/1/2027                                                             Aa2             750,000     732,630
Florida State Board of Education, Capital Outlay, Public Education,
G.O. Bond, Series C, 5.60%, 6/1/2025                                        Aaa             135,000     138,013
Florida State, Jacksonville Transportation, G.O. Bond,
5.00%, 7/1/2027                                                             Aa2             710,000     695,409
Hillsborough County, Capital Impt. Program, Revenue Bond, Series B,
5.125%, 7/1/2022                                                            Aaa             400,000     401,332
                                                                                                     -----------
                                                                                                      1,967,384
                                                                                                     -----------

GEORGIA - 1.9%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                                        Aa3             350,000     376,120
Georgia State, G.O. Bond, Series B, 5.65%, 3/1/2012                         Aaa             200,000     225,734
Rockdale County, Water & Sewer Authority, Revenue Bond,
5.00%, 7/1/2022                                                             Aaa             450,000     448,871
                                                                                                     -----------
                                                                                                      1,050,725
                                                                                                     -----------

HAWAII - 0.5%
Hawaii State, G.O. Bond, Series CH, 6.00%, 11/1/2007                        Aa3             260,000     294,611
                                                                                                     -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                                CREDIT
                                                                                RATING*    PRINCIPAL      VALUE
                                                                              (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                              -----------  ----------  -----------
IDAHO - 0.2%
Ada & Canyon Counties, Joint School District No. 2
Meridian, G.O. Bond, 5.10%, 7/30/2005                                         Aa2          $  100,000  $  107,235
                                                                                                       -----------

ILLINOIS - 4.9%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                            Aaa             190,000     205,103
Chicago, G.O. Bond, 5.25%, 1/1/2027                                           Aaa             250,000     248,975
Chicago Neighborhoods Alive 21 Program, G.O. Bond, 5.375%, 1/1/2026           Aaa             500,000     504,585
Chicago School Finance Authority, G.O. Bond, Series A,
5.00%, 6/1/2007                                                               Aaa             200,000     210,014
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022                           Aaa             750,000     735,862
Illinois State, Certificate of Participation, Series 1995A, 5.60%, 7/1/2010   Aaa             100,000     106,209
Madison & St. Clair Counties, School District No. 010 Collinsville,
G.O. Bond, 5.125%, 2/1/2019                                                   Aaa             500,000     506,425
Rock Island County, School District No. 041 Rock Island,
G.O. Bond, 5.125%, 12/1/2015                                                  Aaa             200,000     206,686
                                                                                                       -----------
                                                                                                        2,723,859
                                                                                                       -----------

INDIANA - 4.0%
Avon Community School Building Corp., Revenue
Bond, 5.25%, 1/1/2022                                                         Aaa             925,000     931,623
Bloomington Sewage Works, Revenue Bond, 5.80%, 1/1/2011                       Aaa             150,000     158,617
Eagle-Union Middle School Building Corp., Revenue Bond, 5.90%,
1/15/2020                                                                     Aaa             500,000     574,895
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                           Aaa             140,000     145,425
La Porte County, G.O. Bond, 5.20%, 1/15/2018                                  Aaa             300,000     308,382
Monroe County Community School Corp., Revenue Bond,
5.25%, 7/1/2016                                                               Aaa             125,000     129,099
                                                                                                       -----------
                                                                                                        2,248,041
                                                                                                       -----------

IOWA - 1.3%
Indianola Community School District, G.O. Bond, 5.20%, 6/1/2021               Aaa             425,000     431,928
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021                                Aaa             250,000     267,968
                                                                                                       -----------
                                                                                                          699,896
                                                                                                       -----------

KANSAS - 2.7%
Derby, G.O. Bond, Series A, 5.00%, 6/1/2015                                   Aaa             275,000     280,978
Johnson County, Unified School District No. 229, G.O. Bond,
Series A, 5.00%, 10/1/2014                                                    Aa1             220,000     227,060
Johnson County, Unified School District No. 231, G.O. Bond,
Series A, 5.75%, 10/1/2016                                                    Aaa             500,000     568,100





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                               CREDIT
                                                                               RATING*    PRINCIPAL      VALUE
                                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                             -----------  ----------  -----------
KANSAS (continued)
Wyandotte County, School District No. 204, G.O. Bond,
Series A, 5.375%, 9/1/2015                                                   Aaa          $  400,000  $  428,496
                                                                                                      -----------
                                                                                                       1,504,634
                                                                                                      -----------

KENTUCKY - 2.8%
Jefferson County School District Finance Corp., School Building,
Revenue Bond, Series A, 5.00%, 2/1/2011                                      Aaa             300,000     314,580
Kentucky State Turnpike Authority, Economic Development, Revenue Bond,
6.50%, 7/1/2008                                                              Aaa             250,000     289,662
Louisville & Jefferson County, Metropolitan Sewer District & Drain System,
Revenue Bond, Series A, 5.20%, 5/15/2026                                     Aaa           1,000,000     994,790
                                                                                                      -----------
                                                                                                       1,599,032
                                                                                                      -----------

LOUISIANA - 1.3%
New Orleans Sewage Service, Revenue Bond, 5.25%, 6/1/2012                    Aaa             300,000     317,553
Orleans Parish, Parishwide School District, G.O. Bond,
Series A, 5.125%, 9/1/2016                                                   Aaa             400,000     411,384
                                                                                                      -----------
                                                                                                         728,937
                                                                                                      -----------

MAINE - 1.9%
Hermon, G.O. Bond, 5.60%, 11/1/2013                                          Aaa              75,000      79,439
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021                     Aaa             750,000     757,117
Portland, G.O. Bond, 6.20%, 4/1/2006                                         Aa1             200,000     218,260
                                                                                                      -----------
                                                                                                       1,054,816
                                                                                                      -----------

MARYLAND - 1.3%
Baltimore, Water Project, Revenue Bond, Series A, 5.55%, 7/1/2009            Aaa             260,000     291,327
Prince Georges County, Public Impt., G.O. Bond,
5.00%, 3/15/2014                                                             Aaa             200,000     205,090
Washington County, Public Impt., G.O. Bond,
4.875%, 1/1/2010                                                             Aaa             200,000     206,842
                                                                                                      -----------
                                                                                                         703,259
                                                                                                      -----------

MASSACHUSETTS - 4.6%
Lowell, State Qualified, G.O. Bond, 5.00%, 2/1/2020                          Aaa             500,000     504,480
Martha's Vineyard, Regional High School District No. 100,
G.O. Bond, 6.70%, 12/15/2014                                                 Aaa             200,000     226,312
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010                    Aaa             400,000     452,396
Massachusetts Bay Transportation Authority, Revenue Bond, Series B,
5.25%, 3/1/2026                                                              Aaa             500,000     501,665





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MASSACHUSETTS (continued)
Massachusetts Municipal Wholesale Electric Co., Power
System, Revenue Bond, Series A, 5.00%, 7/1/2017                Aaa          $  200,000  $  215,680
Massachusetts State, Water Resources Authority, Revenue Bond,
Series B, 5.25%, 3/1/2013                                      Aaa             155,000     159,340
Plymouth, G.O. Bond, 5.25%, 10/15/2020                         Aaa             100,000     103,697
Richmond, G.O. Bond, 5.00%, 4/15/2021                          Aaa             400,000     404,608
                                                                                        -----------
                                                                                         2,568,178
                                                                                        -----------

MICHIGAN - 4.7%
Caledonia Community Schools, G.O. Bond, 4.75%, 5/1/2022        Aaa             550,000     525,453
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011       Aaa             150,000     157,931
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022         Aaa             500,000     496,855
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/1/2027         Aaa             225,000     223,178
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026       Aaa             480,000     467,573
Oakland County, George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021                          Aaa             475,000     488,086
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014         Aaa             200,000     203,482
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, 5.00%, 4/1/2012                                     AAA1            100,000     103,745
                                                                                        -----------
                                                                                         2,666,303
                                                                                        -----------

MINNESOTA - 2.8%
Albert Lea, Independent School District No. 241, G.O. Bond,
5.00%, 2/1/2018                                                Aaa             500,000     504,225
Big Lake, Independent School District No. 727, G.O. Bond,
5.50%, 2/1/2014                                                Aaa             500,000     550,300
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013              Aa1             300,000     309,369
Western Minnesota Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016                                         Aaa             175,000     208,784
                                                                                        -----------
                                                                                         1,572,678
                                                                                        -----------

MISSISSIPPI - 1.3%
Biloxi Public School District, Revenue Bond, 5.00%, 4/1/2017   Aaa             500,000     511,355
Mississippi State, G.O. Bond, 6.30%, 12/1/2006                 Aa3             200,000     220,040
                                                                                        -----------
                                                                                           731,395
                                                                                        -----------

MISSOURI - 0.5%
Missouri State, Third Street Building, G.O. Bond,
Series A, 5.125%, 8/1/2009                                     Aaa             250,000     250,760
                                                                                        -----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                           CREDIT
                                                                           RATING*    PRINCIPAL      VALUE
                                                                         (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                         -----------  ----------  -----------
MONTANA - 0.4%
Montana State, Long Range Building Program, G.O. Bond, Series A,
4.875%, 8/1/2010                                                         Aa3          $  200,000  $  203,098
                                                                                                  -----------

NEBRASKA - 1.0%
Douglas County, School District No. 017 Millard, G.O. Bond, 5.00%,
10/1/2012                                                                Aaa             545,000     555,088
                                                                                                  -----------

NEVADA - 4.5%
Clark County, G.O. Bond, Series A, 4.50%, 12/1/2019                      Aaa             500,000     470,020
Clark County, Public Facilities, G.O. Bond, Series C, 5.00%, 6/1/2024    Aaa             425,000     414,481
Nevada State, Project No. 42, G.O. Bond, 5.70%, 9/1/2008                 Aa2             200,000     217,474
Nevada State, Project Nos. 66 & 67, G.O. Bond,
Series A, 5.00%, 5/15/2028                                               Aaa             750,000     723,173
Truckee Meadows Water Authority, Revenue Bond, 5.00%, 7/1/2025           Aaa             750,000     723,180
                                                                                                  -----------
                                                                                                   2,548,328
                                                                                                  -----------

NEW HAMPSHIRE - 0.4%
New Hampshire State, G.O. Bond, 6.60%, 9/1/2014                          Aa2             200,000     221,284
                                                                                                  -----------

NEW JERSEY - 3.3%
East Orange, Water Utilities, G.O. Bond, 5.60%, 6/15/2019                Aaa           1,020,000   1,084,933
Jersey City, Water, G.O. Bond, 5.50%, 3/15/2011                          Aaa             225,000     243,493
North Hudson Sewerage Authority, Revenue Bond, 5.25%, 8/1/2016           AAA1            250,000     259,485
West Windsor-Plainsboro Regional School District,
G.O. Bond, 5.25%, 12/1/2004                                              Aaa             250,000     269,105
                                                                                                  -----------
                                                                                                   1,857,016
                                                                                                  -----------

NEW YORK - 1.8%
Orange County, G.O. Bond, 5.125%, 9/1/2024                               Aa1             500,000     499,635
Spencerport Central School District, G.O. Bond, 5.00%, 11/15/2012        Aaa             350,000     367,913
Westchester County, Pre-refunded Balance, G.O. Bond, 4.75%, 11/15/2016   Aaa              15,000      16,446
Westchester County, Unrefunded Balance, G.O. Bond, 4.75%, 11/15/2016     Aaa             135,000     137,296
                                                                                                  -----------
                                                                                                   1,021,290
                                                                                                  -----------

NORTH CAROLINA - 3.3%
Cary, G.O. Bond, 5.00%, 3/1/2018                                         Aaa             700,000     723,065
North Carolina State, Prison Facilities, G.O. Bond, Series C, 4.80%,
3/1/2009                                                                 Aaa             200,000     204,170
Raleigh, G.O. Bond, 4.40%, 6/1/2017                                      Aaa             250,000     244,478
Union County, G.O. Bond, Series B, 5.30%, 3/1/2013                       Aaa             250,000     269,850



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                          CREDIT
                                                                          RATING*    PRINCIPAL      VALUE
                                                                        (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                        -----------  ----------  -----------
NORTH CAROLINA (continued)
Wilson, G.O. Bond, 5.10%, 6/1/2019                                      Aaa          $  400,000  $  414,388
                                                                                                 -----------
                                                                                                  1,855,951
                                                                                                 -----------

OHIO - 1.5%
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025           Aaa             490,000     487,070
Springfield City School District, Clark County, G.O. Bond,
5.20%, 12/1/2023                                                        Aaa             325,000     327,831
                                                                                                 -----------
                                                                                                    814,901
                                                                                                 -----------

OKLAHOMA - 1.3%
Oklahoma State, Turnpike Authority, Revenue Bond,
Series A, 5.00%, 1/1/2023                                               Aaa             750,000     745,238
                                                                                                 -----------

OREGON - 3.0%
Josephine County, Unit School District Three Rivers, G.O. Bond,
5.25%, 6/15/2017                                                        Aaa             825,000     865,870
Salem, Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010             Aaa             255,000     269,971
Washington County, School District No. 015 Forest Grove, G.O. Bond,
5.50%, 6/15/2017                                                        Aaa             500,000     535,775
                                                                                                 -----------
                                                                                                  1,671,616
                                                                                                 -----------

PENNSYLVANIA - 2.8%
Beaver County, G.O. Bond, 5.15%, 10/1/2017                              Aaa             300,000     307,002
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016                   Aaa             350,000     380,278
Philadelphia Water & Wastewater, Revenue Bond, 5.60%, 8/1/2018          Aaa             150,000     156,416
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
5.125%, 9/1/2023                                                        Aaa             750,000     750,165
                                                                                                 -----------
                                                                                                  1,593,861
                                                                                                 -----------

RHODE ISLAND - 2.8%
Rhode Island State, Capital Development, G.O. Bond,
Series A, 5.375%, 7/15/2017                                             Aaa           1,500,000   1,583,670
                                                                                                 -----------

SOUTH CAROLINA - 3.1%
Beaufort County School District, G.O. Bond, Series A, 5.00%, 3/1/2020   Aa1             500,000     504,875
Orangeburg County, Consolidated School District 005, G.O. Bond,
5.625%, 3/1/2019                                                        Aa1             800,000     846,632
South Carolina State Highway, G.O. Bond, Series B,
5.625%, 7/1/2010                                                        Aaa             350,000     388,696
                                                                                                 -----------
                                                                                                  1,740,203
                                                                                                 -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                             CREDIT
                                                                             RATING*    PRINCIPAL      VALUE
                                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                           -----------  ----------  -----------
SOUTH DAKOTA - 1.1%
Rapid City, Area School District No. 51-4, G.O. Bond,
4.75%, 1/1/2018                                                            Aaa          $  650,000  $  642,967
                                                                                                    -----------

TENNESSEE - 3.2%
Cleveland Water & Sewer, G.O. Bond, 5.35%, 9/1/2023                        Aaa             450,000     455,107
Johnson City, School Sales Tax, G.O. Bond, 6.70%, 5/1/2021                 Aaa             350,000     399,235
Rhea County, G.O. Bond, 5.00%, 4/1/2018                                    Aaa             950,000     966,103
                                                                                                    -----------
                                                                                                     1,820,445
                                                                                                    -----------

TEXAS - 4.5%
Brazoria County, G.O. Bond, 4.75%, 9/1/2011                                Aaa             445,000     459,632
Carrollton, Farmers Branch Independent School District, G.O. Bond,
6.00%, 2/15/2019                                                           Aaa             500,000     569,565
North Texas Municipal Water District, Regional Wastewater, Revenue Bond,
5.00%, 6/1/2012                                                            Aaa             150,000     155,014
Richardson Independent School District, G.O. Bond, Series B, 5.00%,
2/15/2021                                                                  Aaa             500,000     492,820
Southlake, Waterwork & Sewer System, G.O. Bond, 5.30%,
2/15/2011                                                                  Aaa             350,000     363,538
Waller Consolidated Independent School District, G.O. Bond, 4.75%,
2/15/2023                                                                  Aaa             500,000     470,500
                                                                                                    -----------
                                                                                                     2,511,069
                                                                                                    -----------

UTAH - 1.4%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009                       Aaa             250,000     265,985
Nebo School District, G.O. Bond, 6.00%, 6/15/2018                          Aaa             450,000     503,487
                                                                                                    -----------
                                                                                                       769,472
                                                                                                    -----------

VIRGINIA - 0.2%
Spotsylvania County Water & Sewer Systems, Revenue
Bond, 5.25%, 6/1/2016                                                      Aaa             130,000     136,057
                                                                                                    -----------

WASHINGTON - 2.6%
King County, G.O. Bond, Series B, 5.00%, 1/1/2030                          Aaa             400,000     381,060
Kitsap County, School District No. 401 Central Kitsap,
G.O. Bond, 6.625%, 12/1/2008                                               A1              350,000     360,997
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                             Aa1             230,000     240,550
Seattle Metropolitan Municipality, G.O. Bond, 5.65%, 1/1/2020              Aa3             100,000     101,863
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023                     Aa1             410,000     401,251
                                                                                                    -----------
                                                                                                     1,485,721
                                                                                                    -----------

WEST VIRGINIA - 1.2%
West Virginia, State Roads, G.O. Bond, 5.00%, 6/1/2015                     Aaa             650,000     673,082
                                                                                                    -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                        CREDIT     PRINCIPAL
                                                                        RATING*     AMOUNT/       VALUE
                                                                      (UNAUDITED)    SHARES      (NOTE 2)
                                                                      -----------  ----------  ------------
WISCONSIN - 5.8%
East Troy School District, G.O. Bond, Series A, 4.625%,
10/1/2011                                                             Aaa          $  400,000  $   408,420
Merrill Area Public School District, G.O. Bond, 5.30%, 4/1/2013       AAA1            400,000      438,264
Oshkosh, Corporate Purposes, G.O. Bond, Series A, 5.05%, 12/1/2021    Aaa             450,000      447,777
Stoughton Area School District, G.O. Bond, 4.875%, 4/1/2016           Aaa             500,000      508,705
Two Rivers Public School District, G.O. Bond, 5.625%, 3/1/2019        Aaa             415,000      437,277
Washington County, Workforce Development Center, G.O. Bond, 3.75%,
3/1/2007                                                              Aa2              25,000       25,450
West De Pere School District, G.O. Bond, Series A, 5.25%, 10/1/2017   Aaa             500,000      519,300
Wisconsin State Transportation, Revenue Bond, Series B, 4.75%,
7/1/2019                                                              Aaa             500,000      489,715
                                                                                                -----------
                                                                                                 3,274,908
                                                                                               ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $51,781,222)                                                                   54,066,963
                                                                                               ------------

SHORT-TERM INVESTMENTS - 0.2%
Dreyfus Municipal Reserves
(Identified Cost $89,258)                                                              89,258       89,258
                                                                                               ------------

TOTAL INVESTMENTS - 96.4%
(Identified Cost $51,870,480)                                                                   54,156,221

OTHER ASSETS, LESS LIABILITIES - 3.6%                                                            2,044,343
                                                                                               ------------

NET ASSETS - 100%                                                                              $56,200,564
                                                                                               ============





KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement
No.  -  Number

* Credit  Ratings  from  Moody's  (unaudited)
1 Credit  Ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:
At June 30, 2002, the net unrealized appreciation based on identified cost for federal income tax purposes of $51,870,480 was as follows:



Unrealized appreciation        $2,431,464
Unrealized depreciation          (145,723)
                               -----------

UNREALIZED APPRECIATION - NET  $2,285,741
                               ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $51,870,480) (Note 2)  $54,156,221
Receivable for fund shares sold                                 1,273,765
Interest receivable                                               821,099
                                                              -----------

TOTAL ASSETS                                                   56,251,085
                                                              -----------

LIABILITIES:

Accrued management fees (Note 3)                                   23,321
Accrued transfer agent fees (Note 3)                                4,377
Accrued fund accounting fees (Note 3)                               3,496
Accrued directors' fees (Note 3)                                    1,645
Audit fees payable                                                 10,844
Payable for fund shares repurchased                                 4,886
Other payables and accrued expenses                                 1,952
                                                              -----------

TOTAL LIABILITIES                                                  50,521
                                                              -----------

TOTAL NET ASSETS                                              $56,200,564
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    52,123
Additional paid-in-capital                                     53,179,468
Undistributed net investment income                               612,699
Accumulated net realized gain on investments                       70,533
Net unrealized appreciation on investments                      2,285,741
                                                              -----------

TOTAL NET ASSETS                                              $56,200,564
                                                              ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($56,200,564/5,212,319 shares)                $     10.78
                                                              ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Interest                                               $1,379,841
Dividends                                                  10,364
                                                       ----------

Total Investment Income                                 1,390,205
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  139,383
Fund accounting fees (Note 3)                              32,758
Transfer agent fees (Note 3)                               18,204
Directors' fees (Note 3)                                    3,323
Audit fees                                                 10,165
Miscellaneous                                              17,243
                                                       ----------

Total Expenses                                            221,076
                                                       ----------

NET INVESTMENT INCOME                                   1,169,129
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                           69,572
Net change in unrealized appreciation on investments    1,020,275
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS         1,089,847
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $2,258,976
                                                       ==========






The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED     FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $   1,169,129   $ 2,209,145
Net realized gain on investments                               69,572        72,600
Net change in unrealized appreciation on investments        1,020,275      (377,242)
                                                       --------------  -------------
Net increase from operations                                2,258,976     1,904,503
                                                        --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                 (1,002,861)   (1,983,402)
From net realized gain on investments                               -       (66,441)
                                                        --------------  ------------
Total distributions to shareholders                        (1,002,861)   (2,049,843)
                                                        --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)       1,678,520     6,761,895
                                                        --------------  ------------

Net increase in net assets                                  2,934,635     6,616,555

NET ASSETS:

Beginning of period                                        53,265,929    46,649,374
                                                        --------------  ------------

END OF PERIOD (including undistributed net investment
income of $612,699 and $446,431, respectively)          $  56,200,564   $53,265,929
                                                        ==============  ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS





                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                       6/30/02                          FOR THE YEARS ENDED
                                                     (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                    --------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD               $       10.54   $              10.57   $    9.74   $   10.73   $   10.59
                                                     --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                        0.22                   0.45        0.43        0.48        0.43
Net realized and unrealized gain (loss) on
investments                                                  0.21                  (0.06)       0.81       (0.97)       0.14
                                                     --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                             0.43                   0.39        1.24       (0.49)       0.57
                                                     --------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                  (0.19)                 (0.41)      (0.41)      (0.49)      (0.42)
From net realized gain on investments                          --                  (0.01)         --       (0.01)      (0.01)
                                                     --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                         (0.19)                 (0.42)      (0.41)      (0.50)      (0.43)
                                                     --------------  ---------------------  ----------  ----------  ----------
NET ASSET VALUE - END OF PERIOD                     $       10.78   $              10.54   $   10.57   $    9.74   $   10.73
                                                     ==============  =====================  ==========  ==========  ==========
Total return 1                                               4.11%                  3.72%      12.92%     (4.67%)       5.49%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                   0.79%2                   0.78%       0.76%       0.68%       0.69%
Net investment income                                      4.19%2                   4.26%       4.55%       4.50%       4.19%
Portfolio turnover                                              4%                     3%          1%          6%          5%

NET ASSETS - END OF PERIOD (000's omitted)          $      56,201   $             53,266   $  46,649   $  29,761   $  34,570
                                                     ==============  =====================  ==========  ==========  ==========







                                               FOR THE YEARS ENDED
                                                     12/31/97
                                                    ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $   10.23
                                                    ----------
Income from investment operations:
Net investment income                                    0.43
Net realized and unrealized gain (loss) on
investments                                              0.36
                                                    ----------
Total from investment operations                         0.79
                                                    ----------
Less distributions to shareholders:
From net investment income                              (0.43)
From net realized gain on investments                      --
                                                    ----------
Total distributions to shareholders                     (0.43)
                                                    ----------
NET ASSET VALUE - END OF PERIOD                     $   10.59
                                                    ==========
Total return 1                                           7.92%
                                                    ----------

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 0.69%
Net investment income                                    4.41%
Portfolio turnover                                          1%
NET ASSETS - END OF PERIOD (000's omitted)          $  23,651
                                                    ==========


1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $4,161,681 and $1,984,748, respectively.

Notes  to  Financial  Statements  (unaudited)



5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:



                       For the Six Months                 For the Year
                         Ended 6/30/02                   Ended 12/31/01
                      -------------------               ----------------
                   Shares              Amount         Shares       Amount
             -------------------  ----------------  ----------  ------------
Sold                    854,369   $     9,134,805   1,365,962   $14,576,220
Reinvested               87,698           933,972     178,781     1,890,919
Repurchased            (781,268)       (8,390,257)   (904,512)   (9,705,244)
             -------------------  ----------------  ----------  ------------
Total                   160,799   $     1,678,520     640,231   $ 6,761,895
             ===================  ================  ==========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2002.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Global  Fixed  Income  Series

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

After a multi-year period of relative strength, the U.S. dollar began to depreciate versus most major currencies during the first half of 2002. While U.S. economic growth remained on par with the rest of the world, inflation-adjusted short-term interest rates in the U.S. fell below those of many of our trading partners as a result of the Federal Reserve's aggressive monetary policy actions of last year. Low short-term interest rates in combination with a weak U.S. equity market for what would be the third consecutive year triggered the reversal in the U.S. dollar.

Prior to that reversal, the relative strength of the dollar had caused non-dollar denominated fixed income investments to lag the U.S. fixed income markets over the life of the Series. The slide in the dollar has helped non-U.S. bonds in general, although the Series' performance was hurt by volatility in Brazilian bonds.

One of the original catalysts behind the activation of the Global Fixed Income Series in 1997 was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico). The Mexican bonds that we bought performed very well and were moved out of the portfolio a couple of years ago. The events in Argentina during the second half of last year reached the point were it was decided that the Series' Argentina holdings should be liquidated. That means the remaining Latin American positions are in Brazil. While the Brazilian government bonds have generated annual coupons in the neighborhood of 10% since they were bought at the Series' inception, they are an especially volatile holding, and that volatility worked against the Series during the first half of this year.

Outside of Latin America, the fixed income markets in Canada, Europe, and Australia have tended to move in tandem with the U.S. markets. There were, however, subtle differences across the different markets during the first half of the year. In the U.S., short- and long-term interest rates were fairly stable, but intermediate-term rates moved lower, whereas in Canada, short-term rates were modestly higher and yields along the rest of the curve were essentially unchanged. In Europe, short-term and long-term rates were unchanged, but short-to-intermediate-term rates were up slightly. In Australia/New Zealand, short-to-intermediate-term interest rates were significantly higher, but long-term rates were fairly stable. Unfortunately, the Series' holding in all of those countries were short-to-intermediate-term in nature. Since those yields were mostly up, the Series garnered its coupons but suffered modest principal reductions. On the plus side, the currency changes helped the dollar denominated returns.

As for the Series' dollar denominated corporate holdings, their performance was mixed. Most of the bonds performed well; however, that performance was overshadowed by a single WorldCom holding that was decimated when the company revealed its fraudulent accounting practices. As managers we make our investment decisions based on audited financial information that we assume to be compliant with generally accepted accounting principals. Based on that assumption, we invested in WorldCom recognizing that it was an aggressive investment, but in our opinion a worthy one. Unfortunately, we were misled. At this point it is difficult to assess the true value of the bonds, so until we can make an informed decision, we will continue to hold on to the bonds.

On the year, the Latin American holdings, the overweighting of dollar denominated assets, and WorldCom hurt performance. Nevertheless, the Series posted a positive total return for the first six months of the year which was on par with the returns of the U.S. treasury market, but lagged the performance of the broader global bond index.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Managment

Management  Discussion  and  Analysis  (unaudited)


[graphic]
[pie  chart]



Portfolio Composition* - As of June 30, 2002
Australia Government                           4.1%
Brazil Government                              3.5%
Canada Government                             10.4%
France Government                              6.8%
Germany Government                             6.6%
Israel Government                              2.5%
Netherlands Government                         6.7%
New Zealand Government                         1.5%
South Africa Government                        2.6%
United States Government                      12.0%
Corporate Bonds                               33.1%
Cash, short-term investments,
and other assets, less liabilities            10.2%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc.
Global Fixed Income Series




                                                Total Return
Through                     Growth of $10,000                  Average
6/30/02                         Investment       Cumulative     Annual
One Year                    $           10,627          6.27%     6.27%
Inception 1                 $           11,354         13.54%     2.76%



Merrill Lynch
U.S. Treasury Bond Index




                                                  Total Return
Through                        Growth of $10,000                  Average
6/30/02                            Investment       Cumulative     Annual
One Year                       $           10,841          8.41%     8.41%
Inception 1                    $           13,678         36.78%     6.94%



Merrill Lynch
Global Broad Market Index




                                                   Total Return
Through                         Growth of $10,000                  Average
6/30/02                             Investment       Cumulative     Annual
One Year                       $           11,262         12.62%    12.62%
Inception 1                    $           12,434         24.34%     4.78%





The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (6/30/02) as compared to the Merrill Lynch U.S. Treasury Bond Index and the Merrill Lynch Global Broad Market Index. 2


[graphic]
[line  chart]



               Exeter Fund, Inc.             Merrill Lynch              Merrill Lynch
Date      Global Fixed Income Series   U.S. Treasury Bond Index   Global Broad Market Index
10/31/97  $                    10,000  $                  10,000  $                   10,000
12/31/97                       10,200                     10,161                       9,879
12/31/98                       10,483                     11,180                      11,185
12/31/99                       10,977                     10,913                      10,820
12/31/00                       11,033                     12,373                      11,244
12/31/01                       11,090                     13,207                      11,528
06/30/02                       11,354                     13,678                      12,434



1Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 110 U.S. Treasury bonds. The unmanaged Merrill Lynch Global Broad Market Index is a market value weighted measure of approximately 15,000 government, agency, and corporate bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                   PRINCIPAL     VALUE
                                                         CURRENCY   AMOUNT      (NOTE 2)
                                                         --------  ---------  ------------
GOVERNMENT SECURITIES - 56.7%
AUSTRALIA - 4.1%
Australian Government, 6.75%, 11/15/2006
(Identified Cost $4,438,172)                             AUD       6,140,000  $ 3,579,192
                                                                              ------------

BRAZIL - 3.5%
Federal Republic of Brazil, 10.125%, 5/15/2027
(Identified Cost $4,979,264)                             USD       6,000,000    3,060,000
                                                                              ------------

CANADA - 10.4%
Canadian Government, 5.50%, 9/1/2002                     CAD       3,745,000    2,472,380
Canadian Government, 7.25%, 6/1/2007                     CAD       4,745,000    3,438,869
Canadian Government, 6.00%, 6/1/2008                     CAD       4,500,000    3,097,422
                                                                              ------------

TOTAL CANADIAN GOVERNMENT SECURITIES
(Identified Cost $9,151,512)                                                    9,008,671
                                                                              ------------

FRANCE - 6.8%
Government of France, 5.50%, 4/25/2010
(Identified Cost $5,108,754)                             EUR       5,700,000    5,846,190
                                                                              ------------

GERMANY - 6.6%
Bundesobligation (German Government), 5.00%, 8/19/2005
(Identified Cost $5,062,013)                             EUR       5,700,000    5,735,117
                                                                              ------------

ISRAEL - 2.5%
State of Israel, 7.75%, 3/15/2010
(Identified Cost $1,990,520)                             USD       2,000,000    2,199,202
                                                                              ------------

NETHERLANDS - 6.7%
Netherlands Government, 5.50%, 7/15/2010
(Identified Cost $5,085,264)                             EUR       5,700,000    5,830,979
                                                                              ------------

NEW ZEALAND - 1.5%
New Zealand Government, 8.00%, 11/15/2006
(Identified Cost $1,702,464)                             NZD       2,550,000    1,310,395
                                                                              ------------

SOUTH AFRICA - 2.6%
Republic of South Africa, 9.125%, 5/19/2009
(Identified Cost $2,030,930)                             USD       2,000,000    2,240,000
                                                                              ------------

UNITED STATES GOVERNMENT - 12.0%
Fannie Mae, 5.50%, 2/15/2006                             USD       3,000,000    3,149,661
Freddie Mac, 5.625%, 3/15/2011                           USD       3,000,000    3,067,701
U.S. Treasury Bond, 5.50%, 8/15/2028                     USD       2,000,000    1,947,234
U.S. Treasury Note, 6.50%, 2/15/2010                     USD       2,000,000    2,235,760
                                                                              ------------

TOTAL UNITED STATES GOVERNMENT SECURITIES
(Identified Cost $9,980,603)                                                   10,400,356
                                                                              ------------

TOTAL GOVERNMENT SECURITIES
(Identified Cost $49,529,496)                                                  49,210,102
                                                                              ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                          PRINCIPAL      VALUE
                                                                CURRENCY   AMOUNT/     (NOTE 2)
                                                                            SHARES
                                                                 --------  ---------  ------------
CORPORATE BONDS - 33.1%
Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius)1                USD       $5,000,000    $550,000
Bayer Corp., 6.20%, 2/15/2028 (United States)                   USD        2,000,000   2,042,520
Canadian National Railway Co., 6.90%, 7/15/2028 (Canada)        USD        3,000,000   3,065,871
Delta Air Lines, 6.65%, 3/15/2004 (United States)               USD        1,000,000     967,830
Delta Air Lines, 7.70%, 12/15/2005 (United States)              USD        2,000,000   1,873,454
Iron Mountain, Inc., 8.625%, 4/1/2013 (United States)           USD        2,000,000   2,045,000
Merrill Lynch & Co., Stock Linked Note (Telebras), 11/28/2003
(United States)2                                                USD        5,000,000   4,805,000
Oracle Corp., 6.91%, 2/15/2007 (United States)                  USD        2,000,000   2,147,092
PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands)           USD        1,768,000   1,750,320
Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands)          USD          937,500     961,097
Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)         USD          200,000     204,496
Phelps Dodge Corp., 8.75%, 6/1/2011 (United States)             USD        3,200,000   3,301,200
Sun Microsystems, Inc., 7.65%, 8/15/2009 (United States)        USD        2,000,000   2,111,458
Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada)             USD          250,000     257,500
Waste Management, Inc., 7.375%, 8/1/2010 (United States)        USD        2,000,000   2,076,702
WorldCom, Inc., 6.25%, 8/15/2003 (United States)3               USD        3,000,000     495,000
                                                                                      -----------

TOTAL CORPORATE BONDS
(Identified Cost $35,238,987)                                                         28,654,540
                                                                                      -----------

SHORT-TERM INVESTMENTS - 8.0%
Dreyfus Treasury Cash Management Fund                                        922,858     922,858
Federal Home Loan Bank Discount Note, 7/12/2002                            4,000,000   3,997,744
Federal Home Loan Bank Discount Note, 8/5/2002                             2,000,000   1,996,600
                                                                                      -----------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $6,917,202)                                                           6,917,202
                                                                                      -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                          VALUE
                                         (NOTE 2)


TOTAL INVESTMENTS - 97.8%
(Identified Cost $91,685,685)          $84,781,844

OTHER ASSETS, LESS LIABILITIES - 2.2%    1,868,208
                                       ------------

NET ASSETS - 100%                      $86,650,052
                                       ============




KEY:

AUD  -  Australian  Dollar
EUR  -  Euro
CAD  -  Canadian  Dollar
USD  -  United  States  Dollar
NZD  -  New  Zealand  Dollar

1 This issuer is in default of certain debt covenants and has missed its three most recent interest payments. Income is not being accrued.
2 Restricted, excluding 144A securities, as to public resale. The total market value of the restricted securities held at June 30, 2002 was $4,805,000 or 6% of net assets, and is comprised of one security acquired on 5/21/98 at a cost of $5,000,000.
3 This  issuer  is  in  default  of  certain  debt  covenants.

FEDERAL  TAX  INFORMATION:

At June 30, 2002, the net unrealized depreciation based on identified cost for federal tax purposes of $91,685,685 was as follows:



Unrealized appreciation        $  3,667,011
Unrealized depreciation         (10,570,852)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (6,903,841)
                               =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement of Assets and Liabilities (unaudited)

JUNE  30,  2002




ASSETS:
Investments, at value (identified cost, $91,685,685) (Note 2)   $84,781,844
Interest receivable                                               1,578,885
Receivable for fund shares sold                                     437,541
                                                                ------------

TOTAL ASSETS                                                     86,798,270
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                     72,915
Accrued fund accounting fees (Note 3)                                 3,713
Accrued directors' fees (Note 3)                                      1,568
Payable for fund shares repurchased                                  51,672
Audit fees payable                                                   12,182
Other payables and accrued expenses                                   6,168
                                                                ------------

TOTAL LIABILITIES                                                   148,218
                                                                ------------

TOTAL NET ASSETS                                                $86,650,052
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    95,993
Additional paid-in-capital                                       95,449,676
Undistributed net investment income                               2,001,232
Accumulated net realized loss on investments                     (4,048,931)
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (6,847,918)
                                                                ------------

TOTAL NET ASSETS                                                $86,650,052
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($86,650,052/9,599,299 shares)                  $      9.03
                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement of Operations (unaudited)

FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Interest (net of foreign tax withheld, $11,036)     $ 2,460,666
Dividends                                                43,800
                                                    ------------

Total Investment Income                               2,504,466
                                                    ------------

EXPENSES:

Management fees (Note 3)                                432,208
Transfer agent fees (Note 3)                             35,137
Fund accounting fees (Note 3)                            25,946
Directors' fees (Note 3)                                  3,323
Audit fees                                               13,935
Miscellaneous                                            22,961
                                                    ------------

Total Expenses                                          533,510
                                                    ------------

NET INVESTMENT INCOME                                 1,970,956
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                             230,599
Foreign currency and other assets and liabilities    (1,751,972)
                                                    ------------
                                                     (1,521,373)
                                                    ------------

Net change in unrealized depreciation on -
Investments                                           1,504,692
Foreign currency and other assets and liabilities        57,679
                                                    ------------
                                                      1,562,371
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                              40,998
                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $ 2,011,954
                                                    ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements of Changes in Net Assets




                                                                    FOR THE SIX
                                                                    MONTHS ENDED     FOR THE
                                                                     6/30/02        YEAR ENDED
                                                                    (UNAUDITED)      12/31/01
                                                                   --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                              $   1,970,956   $ 4,170,060
Net realized loss on investments                                      (1,521,373)   (1,914,069)
Net change in unrealized depreciation on investments                   1,562,371    (1,749,313)
                                                                   --------------  ------------
Net increase from operations                                           2,011,954       506,678
                                                                   --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                     -    (3,690,163)
                                                                   --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)                    944,948     6,380,132
                                                                   --------------  ------------

Net increase in net assets                                             2,956,902     3,196,647

NET ASSETS:

Beginning of period                                                   83,693,150    80,496,503
                                                                   --------------  ------------

END OF PERIOD (including undistributed net investment income of
$2,001,232 and $30,276, respectively)                              $  86,650,052   $83,693,150
                                                                   ==============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                       6/30/02                            FOR THE YEARS ENDED
                                                     (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                    --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $        8.82   $               9.18   $    9.47   $    9.66   $   10.12
                                                    --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                        0.21                  0.49 4       0.52        0.61        0.60
Net realized and unrealized gain (loss) on
investments                                                   --3                (0.44) 4      (0.48)      (0.16)      (0.32)
                                                    --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                             0.21                   0.05        0.04        0.45        0.28
                                                    --------------  ---------------------  ----------  ----------  ----------


Less distributions to shareholders:
From net investment income                                      -                  (0.41)      (0.33)      (0.64)      (0.63)
From realized gain on investments                               -                      -           -         --3       (0.11)
                                                    --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                             -                  (0.41)      (0.33)      (0.64)      (0.74)
                                                    --------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $        9.03   $               8.82   $    9.18   $    9.47   $    9.66
                                                    ==============  =====================  ==========  ==========  ==========

Total return 1                                               2.38%                  0.52%       0.51%       4.71%       2.78%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                   1.23%2                   1.20%       1.13%       1.10%       1.10%
Net investment income                                      4.56%2                 5.00%4        5.38%       5.42%       5.75%
Portfolio turnover                                             11%                    21%         24%         10%         29%
NET ASSETS - END OF PERIOD
 (000'S OMITTED)                                    $      86,650   $             83,693   $  80,497   $  91,661   $ 118,793
                                                    ==============  =====================  ==========  ==========  ==========




                                                     FOR THE PERIOD
                                                      10/31/97 5 TO
                                                        12/31/97
                                                    ----------------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $         10.00
                                                    ----------------
Income from investment operations:
Net investment income                                          0.08
Net realized and unrealized gain (loss) on
investments                                                    0.12
                                                    ----------------
Total from investment operations                               0.20
                                                    ----------------
Less distributions to shareholders:
From net investment income                                    (0.08)
From realized gain on investments                                 -
                                                    ----------------
Total distributions to shareholders                           (0.08)
                                                    ----------------
NET ASSET VALUE - END OF PERIOD                     $         10.12
                                                    ================


Total return 1                                                 2.00%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                     1.09%2
Net investment income                                        4.75%2
Portfolio turnover                                                3%
NET ASSETS - END OF PERIOD
 (000'S OMITTED)                                    $       127,172
                                                    ================




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.
3 Less  than  $0.01  per  share.
4 As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 4.75% to 5.00%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
5 Commencement  of  operations.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing principally in fixed income securities issued by governments, banks, corporations, and supranational entities, such as the World Bank, located anywhere in the world.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily on an effective yield basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

At June 30, 2002, the Series, for federal income tax purposes, had capital loss carryforwards of $659,340 and $1,868,218 that will expire on December 31, 2007 and 2009, respectively.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES (continued)


Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,813,309 and $8,099,727, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Global  Fixed  Income  Series  were:





                       For the Six Months                  For the Year
                          Ended 6/30/02                   Ended 12/31/01
                       -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                    915,151    $8,197,297        1,806,923   $ 16,430,629
Reinvested                   --            --          400,895      3,539,904
Repurchased            (802,229)   (7,252,349)      (1,488,580)   (13,590,401)
             -------------------  ------------  ---------------  -------------
Total                   112,922   $   944,948          719,238   $  6,380,132
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
International  Series

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

The International Series is managed with a top-down approach. This means that, rather than choosing securities individually as we do with most of the other series of the Fund, we examine economic trends to identify investment opportunities, such as those being created by economic and political changes taking place around the world. We then purchase one or more stocks representing an investment opportunity, rather than choosing stocks based on an individual analysis of the company.

Since the Series' inception in 1992, the majority of its holdings have been in Western Europe. We expect Western European growth to remain resilient as the region has built up less excess than in the U.S. Reform of the labor markets, pension systems, tax structure, and business regulation have resulted in improved efficiency. Western European equities are largely undervalued, especially after the latest sell off. The region's stocks are particularly attractive considering the low yields received on fixed income investments. Appreciation of the euro should further boost investment gains. The euro has rallied to near parity with the dollar as cash has been flowing out of the U.S. and into Europe. In addition, positive growth and interest rate differentials should drive up investment in Europe and with it the euro's value.

The Series' performance for the first half of the year was hurt by short-term worries regarding Latin America, which represented less than 3% of the portfolio as of June 30. In Brazil, we expect a positive outcome to the October elections, which should remove pressure on the markets. In Argentina, progress has recently been made on reforms. A deal with the International Monetary Fund
(IMF) is highly likely, and cash flows out of the banking system are showing the first signs of letting up. In Mexico, the decline of the overvalued peso is a positive for the economy due to its reliance on export manufacturing. A recovery in the U.S. should provide a further boost due to the economies'
interdependence. In summary, negative sentiment is peaking, but the regional political and economic situation is highly likely to improve, and we expect this to clear the way for equity outperformance.

The Series also remains invested in the emerging markets of Eastern Europe, specifically Poland, Hungary, and the Czech Republic, which together represented slightly more than 7% of the portfolio on June 30. We believe that reforms taken on in order to join the European Union will continue to make businesses and the markets more efficient. We also expect these markets to be among the earliest beneficiaries of renewed global economic growth.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)


[graphic]
[pie  chart]



Portfolio Allocation by Country* - As of 6/30/02
Argentina                                                          0.2%
Brazil                                                             1.8%
Czech Republic                                                     1.3%
France                                                            32.5%
Germany                                                           20.4%
Hungary                                                            2.8%
Italy                                                             15.8%
Mexico                                                             0.9%
Poland                                                             3.1%
Spain                                                              8.2%
Cash, short-term investments, and other assets, less liabilities  13.0%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc.
International Series




                                           Total Return
Through               Growth of $10,000                  Average
6/30/02                   Investment       Cumulative     Annual
One Year              $            9,339         -6.61%    -6.61%
Five Year             $           12,675         26.75%     4.85%
Inception 1           $           22,242        122.42%     8.45%



S&P 500 Total Return Index





                                           Total Return
Through                Growth of $10,000                  Average
6/30/02                    Investment       Cumulative     Annual
One Year               $            8,202        -17.98%   -17.98%
Five Year              $           11,972         19.72%     3.66%
Inception 1            $           28,964        189.64%    11.40%



Morgan Stanley Capital International (MSCI)
All Country World Index Free ex U.S. Index




                                           Total Return
Through                Growth of $10,000                  Average
6/30/02                    Investment       Cumulative     Annual
One Year               $            9,184         -8.16%    -8.16%
Five Year              $            9,177         -8.23%    -1.70%
Inception 1            $           16,568         65.68%     5.26%





The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (6/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the MSCI All Country World Index Free ex U.S. Index.2


[graphic]
[line  chart]



              Exeter Fund, Inc.    S&P 500 Total          MSCI All Country
Date        International Series    Return Index   World Index Free ex U.S. Index
8/27/1992   $              10,000  $       10,000  $                       10,000
12/31/1992                 10,598          10,643                           9,495
12/31/1993                 13,359          11,709                          12,809
12/31/1994                 11,425          11,868                          13,659
12/31/1995                 11,898          16,312                          15,016
12/31/1996                 14,557          20,052                          16,019
12/31/1997                 18,589          26,959                          16,346
12/31/1998                 22,983          34,398                          18,710
12/31/1999                 29,289          41,634                          24,492
12/31/2000                 28,403          37,845                          20,797
10/31/2001                 21,220          30,706                          15,807
12/31/2001                 22,585          33,350                          16,743
6/30/2002                  22,242          28,964                          16,568




1Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization-weighted measure of the total return of 1,799 companies listed on the stock exchanges of 48 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                 VALUE
                                                     SHARES    (NOTE 2)
                                                     -------  -----------
COMMON STOCKS - 87.02%

ARGENTINA - 0.17%
BANKS - 0.01%
Grupo Financiero Galicia S.A. - ADR                   26,500  $   13,780
                                                              -----------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.02%
Telecom Argentina S.A. - ADR                          30,500      19,825
                                                              -----------

OIL & GAS - 0.14%
Perez Companc S.A. - ADR                              22,000     125,400
                                                              -----------

TOTAL ARGENTINA
(Identified Cost $903,497)                                       159,005
                                                              -----------

BRAZIL - 1.80%

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.49%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR    20,100     455,868
                                                              -----------

OIL & GAS - 0.66%
Petroleo Brasileiro S.A. (Petrobras) - ADR            34,700     603,780
                                                              -----------

PAPER & FOREST PRODUCTS - 0.65%
Aracruz Celulose S.A. - ADR                           30,000     600,000
                                                              -----------

TOTAL BRAZIL
(Identified Cost $2,000,596)                                   1,659,648
                                                              -----------

CZECH REPUBLIC - 1.29%

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.56%
Cesky Telecom a.s.                                    62,790     515,876
                                                              -----------

ELECTRIC UTILITIES - 0.73%
Ceske Energeticke Zavody a.s. (CEZ)                  227,220     668,367
                                                              -----------

TOTAL CZECH REPUBLIC
(Identified Cost $1,505,469)                                   1,184,243
                                                              -----------

FRANCE - 32.52%

AUTO COMPONENTS - 0.37%
Michelin-B                                             8,413     340,905
                                                              -----------

AUTOMOBILES - 0.70%
PSA Peugeot Citroen                                   12,435     645,356
                                                              -----------

BANKS - 4.69%
BNP Paribas S.A.                                      46,694   2,582,440
Societe Generale                                      26,312   1,733,248
                                                              -----------
                                                               4,315,688
                                                              -----------

CHEMICALS - 1.86%
L'Air Liquide S.A.                                    11,144   1,714,744
                                                              -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                            VALUE
                                                SHARES     (NOTE 2)
                                                -------  ------------
FRANCE (continued)
COMMUNICATIONS EQUIPMENT - 0.61%
Alcatel S.A.                                     80,100  $   556,912
                                                         ------------

CONSTRUCTION MATERIALS - 0.80%
Lafarge S.A.                                      7,327      730,851
                                                         ------------

ELECTRICAL EQUIPMENT - 0.40%
Schneider Electric S.A.                           6,795      365,400
                                                         ------------

FOOD & DRUG RETAILING - 2.82%
Carrefour S.A.                                   38,832    2,101,606
Casino Guichard-Perrachon S.A.                    5,825      493,300
                                                         ------------
                                                           2,594,906
                                                         ------------

FOOD PRODUCTS - 1.19%
Groupe Danone                                     7,988    1,098,142
                                                         ------------

INSURANCE - 2.19%
Axa                                             110,292    2,017,279
                                                         ------------

MEDIA - 0.67%
Vivendi Universal S.A.                           28,650      619,089
                                                         ------------

MULTI-UTILITIES - 1.26%
Suez S.A.                                        43,340    1,155,670
                                                         ------------

OIL & GAS - 3.99%
TotalFinaElf S.A.                                22,587    3,667,258
                                                         ------------

PERSONAL PRODUCTS - 4.89%
Clarins S.A.                                     23,000    1,329,951
L'Oreal S.A.                                     40,630    3,169,969
                                                         ------------
                                                           4,499,920
                                                         ------------

PHARMACEUTICALS - 4.31%
Aventis S.A.                                     25,300    1,792,766
Sanofi-Synthelabo S.A.                           35,745    2,174,588
                                                         ------------
                                                           3,967,354
                                                         ------------

TEXTILES & APPAREL - 1.77%
LVMH S.A. (Louis Vuitton Moet Hennessy)          32,320    1,627,881
                                                         ------------

TOTAL FRANCE
(Identified Cost $15,627,480)                             29,917,355
                                                         ------------

GERMANY - 20.43%

AIRLINES - 0.36%
Deutsche Lufthansa AG                            23,700      332,367
                                                         ------------

BANKS - 1.76%
Bayerische Hypo-und Vereinsbank AG (HVB Group)   49,730    1,615,829
                                                         ------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                             VALUE
                                                 SHARES     (NOTE 2)
                                                 -------  ------------
GERMANY (continued)
CHEMICALS - 3.58%
Bayer AG                                          83,750  $ 2,655,039
Degussa AG                                        17,900      635,526
                                                          ------------
                                                            3,290,565
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.71%
Deutsche Telekom AG                               70,000      658,137
                                                          ------------

ELECTRIC UTILITIES - 3.45%
E.ON AG                                           54,537    3,177,784
                                                          ------------

INDUSTRIAL CONGLOMERATES - 3.63%
Siemens AG                                        55,725    3,343,316
                                                          ------------

INSURANCE - 2.77%
Allianz AG                                        12,720    2,547,629
                                                          ------------

IT CONSULTING & SERVICES - 2.21%
SAP AG                                            20,550    2,029,518
                                                          ------------

MACHINERY - 0.33%
MAN AG                                            14,520      305,154
                                                          ------------

MULTI-UTILITIES - 1.63%
RWE AG                                            37,905    1,495,527
                                                          ------------

TOTAL GERMANY
(Identified Cost $13,694,669)                              18,795,826
                                                          ------------

HUNGARY -  2.77%

BANKS - 0.90%
OTP Bank Rt.                                     105,180      827,387
                                                          ------------

CHEMICALS - 0.15%
BorsodChem Rt.                                     7,110      138,965
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.55%
Magyar Tavkozlesi Rt. (Matav)                    156,486      500,599
                                                          ------------

PHARMACEUTICALS - 1.17%
EGIS Rt.                                           6,857      398,325
Gedeon Richter Rt.                                11,900      681,673
                                                          ------------
                                                            1,079,998
                                                          ------------
TOTAL HUNGARY
(Identified Cost $2,706,728)                                2,546,949
                                                          ------------

ITALY - 15.85%

BANKS - 4.58%
IntesaBci S.p.A. warrants, 11/15/2002             73,260      232,972
IntesaBci S.p.A.                                 580,021    1,770,041
UniCredito Italiano S.p.A.                       489,000    2,211,849
                                                          ------------
                                                            4,214,862
                                                          ------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                             VALUE
                                                 SHARES     (NOTE 2)
                                                 -------  ------------
ITALY (continued)
CONSTRUCTION MATERIALS - 0.47%
Italcementi S.p.A.                                43,264  $   428,557
                                                          ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.51%
Telecom Italia S.p.A.                            294,445    2,305,995
                                                          ------------
ELECTRICAL EQUIPMENT - 0.19%
Pirelli S.p.A.                                   160,000      170,657
                                                          ------------
INSURANCE - 2.21%
Assicurazioni Generali S.p.A.                     85,804    2,033,761
                                                          ------------
MEDIA - 0.01%
Seat Pagine Gialle S.p.A.*                        16,488       12,082
                                                          ------------
OIL & GAS - 3.79%
ENI S.p.A. (Ente Nazionale Idrocarburi)          219,554    3,490,988
                                                          ------------
WIRELESS TELECOMMUNICATIONS SERVICES - 2.09%
Telecom Italia Mobile S.p.A. (T.I.M.)            470,000    1,926,314
                                                          ------------
TOTAL ITALY
(Identified Cost $8,309,486)                               14,583,216
                                                          ------------
MEXICO - 0.90%
PAPER & FOREST PRODUCTS - 0.90%
Kimberly-Clark de Mexico, S.A. de C.V. - ADR
(Identified Cost $939,631)                        61,875      825,957
                                                          ------------
POLAND - 3.13%
BANKS - 1.78%
Bank Pekao S.A.                                   58,650    1,347,212
Bank Zachodni WBK S.A.                            18,604      290,243
                                                          ------------
                                                            1,637,455
                                                          ------------
BEVERAGES - 0.24%
Browary Zywiec S.A.                                2,726      220,370
                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.24%
Telekomunikacja Polska S.A.*                      80,000      217,874
                                                          ------------

INTERNET SOFTWARE & SERVICES - 0.12%
Prokom Software S.A.*                              3,000      110,169
                                                          ------------

OIL & GAS - 0.75%
Polski Koncern Naftowy Orlen S.A.                156,400      689,989
                                                          ------------

TOTAL POLAND
(Identified Cost $2,891,948)                                2,875,857
                                                          ------------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                  SHARES/PRINCIPAL      VALUE
                                                       AMOUNT          (NOTE 2)
                                                  -----------------  ------------
SPAIN - 8.16%

BANKS - 2.75%
Banco Bilbao Vizcaya Argentaria S.A.                        119,066  $ 1,346,401
Banco Santander Central Hispano S.A.                        148,527    1,179,350
                                                                     ------------
                                                                       2,525,751
                                                                     ------------

CONSTRUCTION & ENGINEERING - 0.83%
Fomento de Construcciones y Contratas S.A. (FCC)             18,216      444,356
Grupo Dragados S.A.                                          17,982      320,550
                                                                     ------------
                                                                         764,906
                                                                     ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.25%
Telefonica S.A.                                             136,617    1,146,845
                                                                     ------------

ELECTRIC UTILITIES - 2.11%
Endesa S.A.                                                  70,100    1,018,384
Iberdrola S.A.                                               30,612      445,928
Union Fenosa S.A.                                            26,063      478,761
                                                                     ------------
                                                                       1,943,073
                                                                     ------------

GAS UTILITIES - 0.31%
Gas Natural SDG S.A.                                         14,983      288,546
                                                                     ------------

TOBACCO - 0.47%
Altadis S.A.                                                 21,330      434,581
                                                                     ------------

TRANSPORTATION INFRASTRUCTURE - 0.44%
Autopistas, Concesionaria Espanola S.A.                      36,299      403,300
                                                                     ------------

TOTAL SPAIN
(Identified Cost $3,396,130)                                           7,507,002
                                                                     ------------

TOTAL COMMON STOCKS
(Identified Cost $51,975,634)                                         80,055,058
                                                                     ------------

SHORT-TERM INVESTMENTS - 12.22%
Dreyfus Treasury Cash Management Fund                     2,255,408    2,255,408
Federal Home Loan Bank Discount Note, 8/5/2002    $       5,000,000    4,991,500
U.S. Treasury Bill, 7/5/2002                              4,000,000    3,999,055
                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,245,963)                                         11,245,963
                                                                     ------------

TOTAL INVESTMENTS - 99.24%
(Identified Cost $63,221,597)                                         91,301,021

OTHER ASSETS, LESS LIABILITIES - 0.76%                                   697,229
                                                                     ------------

NET ASSETS - 100%                                                    $91,998,250
                                                                     ============



*Non-income  producing  security
ADR  -  American  Depository  Receipt



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)



FEDERAL  TAX  INFORMATION:
At June 30, 2002, the net unrealized appreciation based on identified cost for federal income tax purposes of $63,221,597 was as follows:



Unrealized appreciation        $34,200,288
Unrealized depreciation         (6,120,864)
                               ------------

UNREALIZED APPRECIATION - NET  $28,079,424
                               ============






INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS):
                                                         PERCENT
                                                      OF NET ASSETS
                                                      --------------
Airlines                                                       0.36%
Auto Components                                                0.37%
Automobiles                                                    0.70%
Banks                                                         16.47%
Beverages                                                      0.24%
Chemicals                                                      5.59%
Communications Equipment                                       0.61%
Construction & Engineering                                     0.83%
Construction Materials                                         1.27%
Diversified Telecommunications Services                        6.33%
Electric Utilities                                             6.29%
Electrical Equipment                                           0.59%
Food & Drug Retailing                                          2.82%
Food Products                                                  1.19%
Gas Utilities                                                  0.31%
Industrial Conglomerates                                       3.63%
Insurance                                                      7.17%
Internet Software & Services                                   0.12%
IT Consulting & Services                                       2.21%
Machinery                                                      0.33%
Media                                                          0.68%
Multi-Utilities                                                2.89%
Oil & Gas                                                      9.33%
Paper & Forest Products                                        1.55%
Personal Products                                              4.89%
Pharmaceuticals                                                5.48%
Textiles & Apparel                                             1.77%
Tobacco                                                        0.47%
Transportation Infrastructure                                  0.44%
Wireless Telecommunications Services                           2.09%
                                                      --------------
TOTAL COMMON STOCKS                                           87.02%
                                                      ==============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $63,221,597) (Note 2)    $91,301,021
Foreign currency, at value (cost $141,870)                          142,616
Receivable for fund shares sold                                     477,253
Foreign tax reclaims receivable                                     184,788
Dividends receivable                                                 42,381
                                                                -----------

TOTAL ASSETS                                                     92,148,059
                                                                -----------

LIABILITIES:

Accrued management fees (Note 3)                                     74,793
Accrued transfer agent fees (Note 3)                                  6,443
Accrued directors' fees (Note 3)                                      1,577
Accrued fund accounting fees (Note 3)                                 1,221
Payable for fund shares repurchased                                  18,860
Custodian fees payable                                               14,614
Audit fees payable                                                   12,839
Due to custodian                                                      9,307
Other payables and accrued expenses                                  10,155
                                                                -----------

TOTAL LIABILITIES                                                   149,809
                                                                -----------

TOTAL NET ASSETS                                                $91,998,250
                                                                ===========

NET ASSETS CONSIST OF:

Capital stock                                                   $   118,346
Additional paid-in-capital                                       62,768,862
Undistributed net investment income                                 872,675
Accumulated net realized gain on investments                        152,281
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                 28,086,086
                                                                -----------

TOTAL NET ASSETS                                                $91,998,250
                                                                ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($91,998,250/11,834,544 shares)                 $      7.77
                                                                ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $309,597)   $ 1,400,266
Interest                                                 52,787
                                                    ------------

Total Investment Income                               1,453,053
                                                    ------------

EXPENSES:

Management fees (Note 3)                                446,220
Transfer agent fees (Note 3)                             32,915
Fund accounting fees (Note 3)                            28,343
Directors' fees (Note 3)                                  3,323
Custodian fees                                           36,310
Audit fees                                               14,380
Miscellaneous                                            18,887
                                                    ------------

Total Expenses                                          580,378
                                                    ------------

NET INVESTMENT INCOME                                   872,675
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on -
Investments                                             299,863
Foreign currency and other assets and liabilities           308
                                                    ------------
                                                        300,171
                                                    ------------

Net change in unrealized appreciation on -
Investments                                          (2,497,259)
Foreign currency and other assets and liabilities        17,671
                                                    ------------
                                                     (2,479,588)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                          (2,179,417)
                                                    ------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $(1,306,742)
                                                    ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     872,675   $    530,314
Net realized gain on investments                              300,171      3,229,954
Net change in unrealized appreciation on
investments                                                (2,479,588)   (28,431,615)
                                                        --------------  -------------
Net decrease from operations                               (1,306,742)   (24,671,347)
                                                        --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          -       (470,205)
From net realized gain on investments                               -     (3,407,700)
                                                        --------------  -------------
Total distributions to shareholders                                 -     (3,877,905)
                                                        --------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                       9,180,751     (6,458,391)
                                                        --------------  -------------

Net increase (decrease) in net assets                       7,874,009    (35,007,643)

NET ASSETS:

Beginning of period                                        84,124,241    119,131,884
                                                        --------------  -------------

END OF PERIOD (including undistributed net investment
income of $872,675 and $0, respectively)                $  91,998,250   $ 84,124,241
                                                        ==============  =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/02                           FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                         --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $        7.89   $              10.40   $   17.43   $   15.57   $   13.08
                                                         --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                             0.07                   0.05        0.04        0.11        0.10
Net realized and unrealized gain (loss) on investments           (0.19)                 (2.18)      (0.83)       4.03        2.95
                                                         --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                                 (0.12)                 (2.13)      (0.79)       4.14        3.05
                                                         --------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                           -                  (0.05)      (0.03)      (0.12)      (0.11)
From net realized gain on investments                                -                  (0.33)      (6.21)      (2.16)      (0.45)
                                                         --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                                  -                  (0.38)      (6.24)      (2.28)      (0.56)
                                                         --------------  ---------------------  ----------  ----------  ----------


NET ASSET VALUE - END OF PERIOD                          $        7.77   $               7.89   $   10.40   $   17.43   $   15.57
                                                         ==============  =====================  ==========  ==========  ==========
Total return 1                                                  (1.52%)               (20.48%)     (3.03%)      27.44%      23.63%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.30%2                   1.28%       1.19%       1.12%       1.12%
Net investment income                                           1.96%2                   0.54%       0.28%       0.52%       0.59%
Portfolio turnover                                                   1%                     6%          3%          4%          0%

NET ASSETS - END OF PERIOD (000's omitted)               $      91,998   $             84,124   $ 119,132   $ 160,670   $ 199,259
                                                         ==============  =====================  ==========  ==========  ==========







                                                    FOR THE YEARS ENDED
                                                          12/31/97
                                                         ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   11.54
                                                         ----------
Income from investment operations:
Net investment income                                         0.16
Net realized and unrealized gain (loss) on investments        2.99
                                                         ----------
Total from investment operations                              3.15
                                                         ----------


Less distributions to shareholders:
From net investment income                                   (0.15)
From net realized gain on investments                        (1.46)
                                                         ----------
Total distributions to shareholders                          (1.61)
                                                         ----------

NET ASSET VALUE - END OF PERIOD                          $   13.08
                                                         ==========
Total return 1                                               27.70%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.08%
Net investment income                                         1.18%
Portfolio turnover                                              10%

NET ASSETS - END OF PERIOD (000's omitted)               $ 199,256
                                                         ==========



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

International Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board of Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassed to conform to current year presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,401,650 and $543,447, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:



                     For the Six Months                  For the Year
                       Ended 6/30/02                   Ended 12/31/01
               -----------------------------     ----------------------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                  1,501,464   $11,730,774        1,668,535   $ 14,400,961
Reinvested                   --            --          489,873      3,835,707
Repurchased            (329,885)   (2,550,023)      (2,950,200)   (24,695,059)
             -------------------  ------------  ---------------  -------------
Total                 1,171,579   $ 9,180,751         (791,792)  $ (6,458,391)
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

[This  page  intentionally  left  blank]

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Life  Sciences  Series

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

During the first half of 2002, market conditions within the health care sector have remained difficult. While the Life Sciences Series turned in a negative return for this period, it continued to perform better than the S&P Health Care Index.

Negative Life Sciences Series performance during the first half of 2002 was the result of several factors: First, the entire market has been weak, and the health care sector has not been immune from this market correction. In fact, health care stocks as a group have performed worse than the overall market. The sell-off has been especially acute in the biopharmaceutical sector, where the equities of major pharmaceutical, biotechnology and life sciences instrumentation companies have all been hurt. At this point, we believe the selling has been overdone. Furthermore, because we expect both fundamentals and sentiment to improve within the next twelve months, the Series has been aggressively rotating into these sectors.

During the first six months of 2002, the Life Sciences Series increased its exposure to major pharmaceutical and niche specialty pharmaceutical companies. Sentiment surrounding the pharmaceutical sector has become extremely negative due to patent expirations, a lack of new product approvals to offset sales lost to generic competition, and election year rhetoric. However, we expect all of these negatives to turn positive as we exit 2002. At that point, the elections will have passed, the worst of the patent expiries will be behind most companies, and a wave of new products will be hitting the market. As this chain of events unfolds, we expect the combination of earnings acceleration and multiple expansion to drive pharmaceutical shares higher. At current valuations, we believe the negatives are more than reflected in stock prices, and this confluence of adverse events has presented the Series with an opportunity to purchase several high-quality companies in a non-cyclical growth industry at attractive valuations.

The Series has also maintained its exposure to the life sciences instrumentation sector. Though many of these companies have suffered in recent months due to a slowdown in spending and tightening of corporate budgets among its biopharmaceutical customer base, we continue to believe that over the long-term, the only way for biopharmaceutical companies to drive sustained growth is through continued innovation, which will require substantial investments in the tools necessary to conduct research and development.

We have added several companies that participate in the medical technology sector to the portfolio. Difficult market conditions and company-specific events have allowed us to purchase a number of companies with strong growth potential, market leading positions and unique technologies at very attractive valuations. The Series is also actively evaluating several opportunities within the biotechnology sector, which has reacted negatively to a series of highly visible product disappointments and fallen in sympathy with the entire pharmaceutical sector. We believe the future for biotechnology is bright, and will seek to purchase companies with strong product pipelines as they reach attractive valuation levels.

The first half of 2002 has been a volatile time for the Life Sciences Series. However, negative sentiment surrounding the biopharmaceutical sector has reached abnormally high levels and valuations have contracted substantially. This provides the Series with an excellent opportunity to purchase many of the strongest companies within the health care sector at deep discounts to our perceived fair value. We believe the life sciences industry will continue to be driven by growth and innovation, and despite periods of volatility, will remain one of the most exciting sectors in the stock market. We have used this market downturn to upgrade and strengthen the entire portfolio, leading us to believe the Series is positioned for a sustained period of strong performance going forward.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc. - Life Sciences Series





                                                   Total Return
Through                       Growth of $10,000                  Average
6/30/02                           Investment       Cumulative     Annual
One Year                       $            9,144         -8.56%    -8.56%
Inception 1                    $           19,022         90.22%    27.41%



S&P 500 Total Return Index





                                                 Total Return
Through                     Growth of $10,000                  Average
6/30/02                         Investment       Cumulative     Annual
One Year                    $            8,202        -17.98%   -17.98%
Inception 1                 $            7,474        -25.26%   -10.39%



S&P Health Care Index





                                            Total Return
Through                Growth of $10,000                  Average
6/30/02                    Investment       Cumulative     Annual
One Year               $            8,678        -13.22%   -13.22%
Inception 1            $            9,029         -9.71%    -3.77%





The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/5/99) to present (6/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Standard & Poor's (S&P) Health Care Index.2


[graphic]
[line  chart]



             Exeter Fund, Inc.          S&P 500        S&P Health
Date        Life Science Series   Total Return Index   Care Index
11/5/1999   $             10,000  $            10,000  $    10,000
12/31/1999                10,800               10,745        8,933
6/30/2000                 13,030               10,698       11,044
12/31/2000                20,229                9,766       12,138
6/30/2001                 20,803                9,112       10,202
12/31/2001                22,596                8,606       10,662
6/30/2002                 19,022                7,474        9,029



1The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of October 7, 1992 and held the investment through the liquidation date on September 21, 1995, the average annual return would have been 18.06%.

2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. The S&P Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of health care related products and services. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                    VALUE
                                                       SHARES      (NOTE 2)
                                                      ---------  ------------
COMMON STOCKS - 99.68%
AGRICULTURAL CHEMICALS & BIOTECHNOLOGY - 2.06%
Syngenta AG - ADR (Switzerland) (Note 6)                200,000  $ 2,432,000
                                                                 ------------

BIOTECHNOLOGY - 3.91%
Celltech Group plc* (United Kingdom) (Note 6)           427,000    3,384,556
PRAECIS Pharmaceuticals, Inc.*                          350,000    1,218,000
                                                                 ------------
                                                                   4,602,556
                                                                 ------------

GENOMICS SUPPLIERS (INSTRUMENTATION) - 37.49%
Affymetrix, Inc.*                                       105,000    2,518,950
Apogent Technologies, Inc.*                             190,000    3,908,300
Applera Corp. - Applied Biosystems Group                467,000    9,101,830
Biacore International AB - ADR* (Sweden) (Note 6)       108,125    2,932,350
Bruker AXS, Inc.*                                     1,400,000    2,100,000
Invitrogen Corp.*                                       104,000    3,329,040
Lonza Group AG (Switzerland) (Note 6)                    58,000    4,481,619
Luminex Corp.*                                          172,000    1,291,720
Millipore Corp.                                         175,000    5,596,500
Pharmacopeia, Inc.*                                     320,000    2,726,080
Techne Corp.*                                            92,000    2,596,240
Varian, Inc.*                                           108,400    3,571,780
                                                                 ------------
                                                                  44,154,409
                                                                 ------------

HEALTH CARE SERVICES - 20.75%
ASSISTED LIVING - 5.34%
Sunrise Assisted Living, Inc.*                          235,000    6,298,000
                                                                 ------------

PHARMACEUTICAL SERVICES - 5.32%
IMS Health, Inc.                                        220,000    3,949,000
NDCHealth Corp.                                          83,000    2,315,700
                                                                 ------------
                                                                   6,264,700
                                                                 ------------

SUPPLIERS TO HOSPITALS, NURSING HOMES, ETC. - 10.09%
Boston Scientific Corp.*                                270,000    7,916,400
Hologic, Inc.*                                          100,000    1,447,000
Thoratec Corp.*                                         280,000    2,517,200
                                                                 ------------
                                                                  11,880,600
                                                                 ------------
                                                                  24,443,300
                                                                 ------------

PHARMACEUTICALS - 35.47%
Akzo Nobel N.V. (Netherlands) (Note 6)                   30,000    1,306,298
Bentley Pharmaceuticals, Inc.*                           99,425    1,153,330
Bristol-Myers Squibb Co.                                254,000    6,527,800
Merck & Co., Inc.                                       134,000    6,785,760
Merck KGaA (Germany) (Note 6)                           114,900    3,092,200



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                       VALUE
                                          SHARES     (NOTE 2)
                                          -------  -------------
PHARMACEUTICALS (continued)
Novartis AG - ADR (Switzerland) (Note 6)  132,000  $  5,785,560
Pfizer, Inc.                               75,000     2,625,000
Pharmacia Corp.                           186,000     6,965,700
Schering-Plough Corp.                     306,000     7,527,600
                                                   -------------
                                                     41,769,248
                                                   -------------

TOTAL COMMON STOCKS
(Identified Cost $131,083,408)                      117,401,513
                                                   -------------

SHORT-TERM INVESTMENTS - 0.04%
Dreyfus Treasury Cash Management Fund
(Identified Cost $45,000)                  45,000        45,000
                                                   -------------

TOTAL INVESTMENTS - 99.72%
(Identified Cost $131,128,408)                      117,446,513

OTHER ASSETS, LESS LIABILITIES - 0.28%                  327,423
                                                   -------------

NET ASSETS - 100%                                  $117,773,936
                                                   =============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:
At June 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $131,128,408 was as follows:



Unrealized appreciation        $  7,642,184
Unrealized depreciation         (21,324,079)
                               -------------

UNREALIZED DEPRECIATION - NET  $(13,681,895)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $131,128,408) (Note 2)   $117,446,513
Receivable for securities sold                                       539,153
Receivable for fund shares sold                                      225,162
Dividends receivable                                                  62,242
Foreign tax reclaims receivable                                       29,770
                                                                -------------

TOTAL ASSETS                                                     118,302,840
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                     100,029
Accrued fund accounting fees (Note 3)                                  3,386
Accrued directors' fees (Note 3)                                       1,524
Payable for fund shares repurchased                                  412,181
Audit fees payable                                                    10,935
Other payables and accrued expenses                                      849
                                                                -------------

TOTAL LIABILITIES                                                    528,904
                                                                -------------

TOTAL NET ASSETS                                                $117,773,936
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    111,708
Additional paid-in-capital                                       117,812,846
Undistributed net investment loss                                   (162,023)
Accumulated net realized gain on investments                      13,690,267
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (13,678,862)
                                                                -------------

TOTAL NET ASSETS                                                $117,773,936
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($117,773,936/11,170,873 shares)                $      10.54
                                                                =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $31,377)    $    529,762
Interest                                                  47,207
                                                    -------------

Total Investment Income                                  576,969
                                                    -------------

EXPENSES:

Management fees (Note 3)                                 647,156
Transfer agent fees (Note 3)                              37,774
Fund accounting fees (Note 3)                             27,213
Directors' fees (Note 3)                                   3,323
Audit fees                                                11,405
Miscellaneous                                             28,195
                                                    -------------

Total Expenses                                           755,066
                                                    -------------

NET INVESTMENT LOSS                                     (178,097)
                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                           10,599,738
Foreign currency and other assets and liabilities            (45)
                                                    -------------
                                                      10,599,693
                                                    -------------

Net change in unrealized appreciation (depreciation)
on -
Investments                                          (32,700,022)
Foreign currency and other assets and liabilities          3,257
                                                    -------------
                                                     (32,696,765)
                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                          (22,097,072)
                                                    -------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $(22,275,169)
                                                    =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                     $    (178,097)  $   (481,267)
Net realized gain on investments                           10,599,693     20,360,891
Net change in unrealized appreciation on
investments                                               (32,696,765)    (4,995,549)
                                                        --------------  -------------
Net increase (decrease) from operations                   (22,275,169)    14,884,075
                                                        --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          -       (526,989)
From net realized gain on investments                               -    (15,518,696)
                                                        --------------  -------------
Total distributions to shareholders                                 -    (16,045,685)
                                                        --------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                        (990,076)     4,137,899
                                                        --------------  -------------

Net increase (decrease) in net assets                     (23,265,245)     2,976,289

NET ASSETS:

Beginning of period                                       141,039,181    138,062,892
                                                        --------------  -------------

END OF PERIOD (including undistributed net investment
income (loss) of ($162,023) and $16,074, respectively)  $ 117,773,936   $141,039,181
                                                        ==============  =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                          FOR THE SIX
                                                          MONTHS ENDED                                       FOR THE PERIOD
                                                            6/30/02                FOR THE YEARS ENDED         11/5/99 1 TO
                                                          (UNAUDITED)          12/31/01          12/31/00       12/31/99
                                                         --------------  ---------------------  ----------  ----------------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       12.52   $              12.69   $   10.80   $         10.00
                                                         --------------  ---------------------  ----------  ----------------


Income from investment operations:
Net investment loss                                              (0.02)                 (0.04)      (0.03)               --
Net realized and unrealized gain (loss) on investments           (1.96)                  1.47        9.00              0.80
                                                         --------------  ---------------------  ----------  ----------------
Total from investment operations                                 (1.98)                  1.43        8.97              0.80
                                                         --------------  ---------------------  ----------  ----------------


Less distributions to shareholders:
From net investment income                                           -                  (0.05)        --4                --
From net realized gain on investments                                -                  (1.55)      (7.08)               --
                                                         --------------  ---------------------  ----------  ----------------
Total distributions to shareholders                                  -                  (1.60)      (7.08)               --
                                                         --------------  ---------------------  ----------  ----------------


NET ASSET VALUE - END OF PERIOD                          $       10.54   $              12.52   $   12.69   $         10.80
                                                         ==============  =====================  ==========  ================
Total return 2                                                 (15.81%)                 11.70%      87.31%             8.00%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.17%3                   1.14%       1.11%           1.22%3
Net investment income (loss)                                  (0.28%)3                 (0.36%)     (0.30%)           0.02%3
Portfolio turnover                                                  52%                   120%        162%               10%

NET ASSETS - END OF PERIOD (000's omitted)               $     117,774   $            141,039   $ 138,063   $        82,770
                                                         ==============  =====================  ==========  ================




1 Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3 Annualized.
4 Less  than  $0.01  per  share.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Life Sciences Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements  (unaudited)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $79,275,912 and $64,193,505, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Life  Sciences  Series  were:




                         FOR THE SIX MONTHS             FOR THE YEAR
                           ENDED 6/30/02               ENDED 12/31/01
                         -------------------           ---------------
                   Shares             Amount         Shares        Amount
             -------------------  ---------------  -----------  -------------
Sold                    436,730   $    5,069,055      737,916   $  9,200,167
Reinvested                   --               --    1,306,240     15,857,753
Repurchased            (534,505)      (6,059,131)  (1,652,320)   (20,920,021)
             -------------------  ---------------  -----------  -------------
Total                   (97,775)  $     (990,076)     391,836   $  4,137,899
             ===================  ===============  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
New  York  Tax  Exempt  Series

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

Uncertainty in the economy and the stock market worked in favor of municipal bond holders in the first half of 2002. If one were to survey market participants about the events exerting the greatest influence on the financial markets during the first half of 2002, the results would probably fall into three general categories. Many would refer to the accounting scandals that have contributed to the dismal performance of the equity markets over the past three months. Others would point to the decline in the value of the dollar versus our major trading partners. While still others would comment on the fact that the federal government is once again running a deficit. All were important, but when one delves into the their respective causes, the answer for each is the same: each is a reflection of the "state" of the economy.

Starting with the accounting scandals, WorldCom to be specific, the decision by their CFO to "capitalize" expenses in violation of generally accepted accounting principals was driven by a desire to avoid losses. The CFO's compensation may have been tied to earnings, so greed may have played a part in his actions, but if the economy had been strong enough to maintain the demand for the telecommunication services, it would not have been necessary to break the rules. That does not excuse what he did, it simply identifies economic fundamentals as the driving force behind his actions, and reinforces the fact that fundamentals are what ultimately drives the market.

A similar approach can be applied to the dollar and the re-emergence of federal budget deficits. Exchange rates are not only a function of relative economic growth rates, but they are also a function of relative, inflation-adjusted short-term interest rates, which are themselves a function of the economy. As the economy slowed and the Federal Reserve pushed short-term interest rates to exceptionally low levels, the dollar began to depreciate. As for the federal government, tax-receipts are tied to income levels, which have stopped rising due to the economic slowdown. Government expenditures are tied to the demands for national defense, which have increased following September 11th, and social services, which rise as the rate of economic growth slows. Once again, the economy is at the root of these events.

As for the current state of the economy, it appears to be following a modest growth path, which is good under most circumstances, but somewhat disappointing given the fact that the economy is at or near the start of a new expansion. Job growth has been sluggish with only 60,000 new jobs having been added over the past two months, hardly an offset to the 1.8 million jobs lost since the recession began in March of last year. In addition, capital expenditures continue to grow at a muted pace. Housing, however, remains a source of strength as low interest rates have allowed home sales to post better than expected numbers. The lower interest rates have also contributed to a higher level of mortgage refinancings, putting additional cash in consumers' pockets, and contributing to higher than expected auto sales. On the manufacturing side of the equation, factory orders have risen in five of the last six months, and the National Association of Purchasing Managers index has been above 50 (i.e. expanding) since February of this year.

So what has been the impact of the economy and the aforementioned events on the municipal bond market? A slow economy typically means falling bond yields and thus higher bond prices, and the current environment is no exception. Municipal yields are modestly lower than where they were at the start of the year. The magnitudes of the declines have varied across the curve. The largest declines have occurred in the short-to-intermediate sectors, with 1-year to 7-year high-quality general obligation (G.O.) yields down more than 50 basis points (0.50%). Intermediate yields were down 40 basis points (0.40%), while the yields on long municipal paper were down 10 basis points (0.10%).

Management  Discussion  and  Analysis  (unaudited)


The New York Tax Exempt Series was positioned in slightly longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. While yields declined more rapidly for shorter maturities during the first half of this year, the longer maturities allowed the Series to lock in higher interest rates for a longer period, as rates become increasingly low. In addition, the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, but which we think is prudent in the current economic environment. Nevertheless, over the first six months of the year, the Series earned its coupons, plus it experienced modest capital gains, generating a return of over 4%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management



[graphic]
[pie  chart]

Portfolio Composition 1 - As of 6/30/02
General Obligation Bonds                72.9%
Revenue Bonds                           26.7%
Certificate of Participation             0.4%



1 As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]

Quality Ratings 2 - As of 6/30/02
Aaa                               86.4%
Aa                                10.3%
A                                  3.3%



2 Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc.
New York Tax Exempt Series




                                          Total Return
                             Growth of
Through                       $10,000                   Average
6/30/02                     Investment    Cumulative     Annual
One Year                    $    10,584          5.84%     5.84%
Five Year                   $    13,023         30.23%     5.42%
Inception 1                 $    15,026         50.26%     4.93%



Merrill Lynch Intermediate Municipal Bond Index





                                           Total Return
                             Growth of
Through                       $10,000                   Average
6/30/02                     Investment    Cumulative     Annual
One Year                    $    10,700          7.00%     7.00%
Five Year                   $    13,489         34.89%     6.16%
Inception 1                 $    15,995         59.95%     5.71%





The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (6/30/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]



                 Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series   Intermediate Municipal Bond Index
1/17/1994   $                    10,000  $                           10,000
12/31/1994                        9,318                               9,719
12/31/1995                       10,882                              11,020
12/31/1996                       11,243                              11,532
12/31/1997                       12,180                              12,419
12/31/1998                       12,853                              13,197
12/31/1999                       12,349                              13,196
12/31/2000                       13,861                              14,468
12/31/2001                       14,410                              15,213
6/30/2002                        15,026                              15,995


1The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 175 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  JUNE  30,  2002  (unaudited)




                                                                                CREDIT
                                                                                RATING*    PRINCIPAL      VALUE
                                                                              (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                              -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES - 98.5%
Albany County, G.O. Bond, 5.75%, 6/1/2010                                     Aaa          $  200,000  $  217,010
Amherst, Public Impt., G.O. Bond, 4.625%, 3/1/2007                            Aaa             200,000     213,108
Auburn City School District, G.O. Bond, 4.55%, 12/1/2006                      Aaa             385,000     413,217
Bayport-Blue Point Union Free School District, G.O. Bond, 5.60%, 6/15/2012    Aaa             250,000     267,445
Beacon City School District, G.O. Bond, 5.60%, 7/15/2019                      Aaa             500,000     532,860
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012                  Aaa             250,000     280,572
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015                Aaa             300,000     326,931
Broome County, Public Safety Facility, Certificate of Participation, 5.00%,
4/1/2006                                                                      Aaa             250,000     266,810
Buffalo, G.O. Bond, Series A, 5.00%, 12/1/2009                                Aaa             150,000     161,289
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                                 Aaa             250,000     268,160
Buffalo Schools, G.O. Bond, Series B, 5.05%, 2/1/2009                         Aaa             250,000     264,230
Buffalo Municipal Water Finance Authority, Water Systems, Revenue Bond,
Series A, 5.00%, 7/1/2028                                                     Aaa             750,000     728,220
Cattaraugus County, Public Impt., G.O. Bond, 5.00%, 8/1/2007                  Aaa             300,000     326,472
Chenango Forks Central School District, G.O. Bond, 5.80%, 6/15/2017           Aaa           1,100,000   1,267,464
Chittenango Central School District, G.O. Bond, 5.375%, 6/15/2016             Aaa             200,000     206,652
Colonie, G.O. Bond, 5.20%, 8/15/2008                                          Aaa             100,000     106,635
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                                    Aaa             155,000     161,577
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011                   Aaa             200,000     218,830
East Aurora Union Free School District, G.O. Bond, 5.20%, 6/15/2011           Aaa             300,000     314,955
East Greenbush Central School District, G.O. Bond, 5.30%, 6/15/2015           Aaa           1,200,000   1,274,352
East Hampton Town, G.O. Bond, 4.625%, 1/15/2007                               Aaa             175,000     177,992
East Hampton Town, G.O. Bond, 4.625%, 1/15/2008                               Aaa             175,000     177,725
Eastchester, Public Impt., G.O. Bond, Series B, 4.90%, 10/15/2011             Aaa             385,000     401,744
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009               Aaa             210,000     225,733
Ellenville Central School District, G.O. Bond, 5.70%, 5/1/2011                Aaa             700,000     765,051
Erie County, Public Impt., G.O. Bond, Series A, 4.75%, 10/1/2016              Aaa             550,000     558,613
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009                            Aaa             100,000     108,955




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                            CREDIT
                                                                            RATING*    PRINCIPAL      VALUE
                                                                          (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                          -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                        Aaa          $  400,000  $  409,040
Fairport Central School District, G.O. Bond, 5.00%, 6/1/2019              Aaa             500,000     507,015
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015             Aaa             300,000     309,288
Franklin Square Union Free School District, G.O. Bond, 5.00%, 1/15/2021   Aaa             520,000     522,142
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005            Aaa             350,000     375,176
Greece Central School District, G.O. Bond, 4.60%, 6/15/2018               Aaa             180,000     177,435
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012              Aaa             195,000     202,599
Guilderland Central School District, G.O. Bond, 4.90%, 6/15/2008          Aaa             370,000     385,614
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2014          Aaa             505,000     552,384
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2016          Aaa             400,000     437,532
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014              Aaa             600,000     639,168
Hempstead Town - Pre-refunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                AAA1             35,000      39,258
Hempstead Town - Unrefunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                Aaa             165,000     177,723
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010             Aaa             245,000     276,580
Huntington, G.O. Bond, 5.90%, 1/15/2007                                   Aaa             300,000     325,917
Huntington, G.O. Bond, 5.875%, 9/1/2009                                   Aaa             250,000     273,918
Indian River Central School District at Philadelphia, G.O. Bond, Second
Series, 4.30%, 12/15/2003                                                 Aaa             475,000     491,554
Irvington Union Free School District, G.O. Bond, Series B,
5.10%, 7/15/2005                                                          Aaa             275,000     287,785
Islip, Public Impt., G.O. Bond, 5.375%, 6/15/2015                         Aaa           1,555,000   1,670,148
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%, 6/15/2009    Aaa             420,000     479,342
Jordan-El Bridge Central School District, G.O. Bond, 5.875%, 6/15/2008    Aaa             500,000     560,115
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008               Aaa             350,000     282,278
Longwood Central School District at Middle Island, G.O. Bond, 5.00%,
6/15/2017                                                                 Aaa             250,000     256,265




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                            CREDIT
                                                                            RATING*    PRINCIPAL      VALUE
                                                                          (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                          -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Longwood Central School District at Middle Island, G.O. Bond, 5.00%,
6/15/2018                                                                 Aaa          $  250,000  $  254,265
Middletown City School District, G.O. Bond, Series A, 5.50%, 11/15/2005   Aaa             175,000     192,049
Monroe County, Public Impt., G.O. Bond,
4.90%, 6/1/2005                                                           Aaa             165,000     177,152
Monroe County, Public Impt. - Pre-refunded, G.O. Bond,
6.10%, 6/1/2015                                                           Aaa              20,000      21,994
Monroe County, Public Impt. - Unrefunded Balance,
G.O. Bond, 4.90%, 6/1/2005                                                Aaa              85,000      90,850
Monroe County, Public Impt. - Unrefunded Balance,
G.O. Bond, 6.10%, 6/1/2015                                                Aaa             180,000     197,946
Monroe County Water Authority, Revenue Bond,
5.00%, 8/1/2019                                                           Aa3           1,700,000   1,710,047
Monroe County, Water Improvement, G.O. Bond, 5.25%, 2/1/2017              A3              320,000     331,507
Nassau County, General Impt., G.O. Bond, Series U,
5.25%, 11/1/2014                                                          Aaa             335,000     350,966
Nassau County, General Impt., G.O. Bond, Series V,
5.25%, 3/1/2015                                                           Aaa             385,000     401,917
New Castle, G.O. Bond, 4.75%, 6/1/2010                                    Aaa             450,000     458,185
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007                       Aaa             175,000     190,386
New York, G.O. Bond, Series I, 5.00%, 5/15/2028                           Aaa           1,900,000   1,840,644
New York, G.O. Bond, Series K, 5.375%, 8/1/2020                           AAA1          1,000,000   1,036,690
New York City Municipal Water Finance Authority, Water & Sewer Systems,
Revenue Bond, Series B, 5.375%, 6/15/2019                                 Aaa             250,000     255,750
New York City Municipal Water Finance Authority, Water & Sewer Systems,
Revenue Bond, Series B, 5.125%, 6/15/2030                                 Aaa           2,000,000   1,954,620
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013                     A2              475,000     487,331
New York State, G.O. Bond, Series B, 5.125%, 3/1/2018                     A2            1,000,000   1,021,240
New York State, G.O. Bond, Series D, 5.00%, 7/15/2015                     Aaa           1,750,000   1,815,800
New York State Dormitory Authority, Columbia University,
Revenue Bond, 5.00%, 7/1/2022                                             Aaa           2,000,000   2,002,600
New York State Dormitory Authority, Columbia University,
Series A, Revenue Bond, 5.00%, 7/1/2025                                   Aaa             500,000     493,940
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series A, 4.65%, 6/15/2007                         Aaa             250,000     267,580
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series A, 5.20%, 6/15/2015                         Aaa             250,000     260,360
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series E, 5.00%, 6/15/2012                         Aaa             200,000     208,790




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                            CREDIT
                                                                            RATING*    PRINCIPAL      VALUE
                                                                          (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                          -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Pooled LN-B, 6.65%, 9/15/2013                      Aaa          $  500,000  $  515,125
New York State Environmental Facilities Corp., Clean Water & Drinking,
Revenue Bond, 5.00%, 6/15/2027                                            Aaa           1,000,000     973,560
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, 8.00%, 5/1/2011                     Aaa             250,000     317,645
New York State Local Government Assistance Corp., Revenue Bond,
Series A, 6.00%, 4/1/2024                                                 A1              250,000     261,830
New York State Local Government Assistance Corp.,
Revenue Bond, Series C, 5.00%, 4/1/2021                                   Aaa             750,000     742,740
New York State Mortgage Agency, Homeowners Mortgage,
Revenue Bond, Series 31A, 5.375%, 10/1/2017                               Aa1             495,000     504,648
New York State Power Authority - Pre-refunded, Revenue Bond, Series CC,
4.80%, 1/1/2005                                                           Aaa             250,000     259,170
New York State Power Authority, Revenue Bond, Series CC,
5.00%, 1/1/2014                                                           Aaa             500,000     518,805
New York State Power Authority, Revenue Bond, Series CC,
5.25%, 1/1/2018                                                           Aaa             250,000     259,717
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, 5.25%, 4/1/2017                                   Aaa             555,000     574,081
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series B, 5.75%, 4/1/2006                                   Aaa             100,000     109,513
New York State Urban Development Corp., Revenue Bond, 5.375%,
7/1/2022                                                                  Aaa             400,000     407,700
New York State Urban Development Corp., Revenue Bond,
Series A, 5.25%, 1/1/2014                                                 Aaa             500,000     542,765
Niagara County, G.O. Bond, 5.90%, 7/15/2014                               Aaa             350,000     377,734
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011                     Aaa             400,000     424,276
North Hempstead, G.O. Bond, Series A, 4.75%, 1/15/2023                    Aaa           1,000,000     953,280
North Syracuse Central School District, G.O. Bond, 5.50%, 6/15/2011       Aaa             295,000     321,482
Pavilion Central School District, G.O. Bond, 5.625%, 6/15/2018            Aaa             880,000     944,513
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010             Aaa             560,000     584,119
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011                         Aaa             150,000     158,411
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                         Aaa             350,000     368,575
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                          Aaa             250,000     269,187
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                          Aaa             250,000     256,300
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                          Aaa              95,000      96,080
Rome, G.O. Bond, 5.20%, 12/1/2010                                         Aaa             390,000     422,300
Rome City School District, G.O. Bond, 5.50%, 6/15/2007                    Aaa           1,300,000   1,441,882
Rondout Valley Central School District, G.O. Bond, 5.375%, 3/1/2020       Aaa             500,000     521,715





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                             CREDIT
                                                                             RATING*    PRINCIPAL      VALUE
                                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                           -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Sands Point, G.O. Bond, 6.70%, 11/15/2014                                  Aa1          $  700,000  $  761,775
Schenectady, G.O. Bond, 5.30%, 2/1/2011                                    Aaa             250,000     267,888
Scotia Glenville Central School District, G.O. Bond, 5.50%, 6/15/2020      Aaa           1,025,000   1,079,366
South Country Central School District of Brookhaven, G.O. Bond,
5.50%, 9/15/2007                                                           Aaa             380,000     404,499
South Glens Falls Central School District, G.O. Bond, 5.375%, 6/15/2018    Aaa             700,000     736,246
South Huntington Union Free School District, G.O. Bond, 5.00%, 9/15/2016   Aaa             325,000     335,358
South Huntington Union Free School District, G.O. Bond, 5.10%, 9/15/2017   Aaa             100,000     103,298
Steuben County, Public Impt., G.O. Bond, 5.60%, 5/1/2006                   Aaa             500,000     538,230
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019                       Aaa             895,000     883,616
Suffolk County Water Authority, Revenue Bond, 5.10%, 6/1/2009              Aaa             250,000     270,885
Suffolk County Water Authority, Revenue Bond, Series A, 5.00%, 6/1/2017    Aaa             400,000     407,008
Sullivan County, Public Impt., G.O. Bond, 5.125%, 3/15/2013                Aaa             330,000     337,900
Syracuse, Public Impt., G.O. Bond, Series C, 5.40%, 8/1/2017               Aaa             700,000     745,815
Syracuse, Public Impt., G.O. Bond, Series C, 5.50%, 8/1/2018               Aaa             850,000     908,233
Three Village Central School District, G.O. Bond, 5.375%, 6/15/2007        Aaa             230,000     253,354
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011                    Aa2             135,000     143,906
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013                    Aa2             300,000     317,211
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014                    Aa2             300,000     317,211
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020                                                            Aa2             400,000     404,740
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 4.75%, 1/1/2019                                                  Aaa             300,000     295,611
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 5.125%, 1/1/2022                                                 Aa3           1,700,000   1,715,436
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series Q, 5.00%, 1/1/2017                                                  Aa3             250,000     250,070
Tri-Valley Central School District of Grahamsville, G.O. Bond, 5.60%,
6/15/2008                                                                  Aaa             120,000     129,778
Warwick Valley Central School District, G.O. Bond, 5.60%, 1/15/2018        Aaa             575,000     617,665
Warwick Valley Central School District, G.O. Bond, 5.625%, 1/15/2022       Aaa             380,000     401,804





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                          CREDIT     PRINCIPAL
                                                                          RATING*     AMOUNT/       VALUE
                                                                        (UNAUDITED)    SHARES      (NOTE 2)
                                                                        -----------  ----------  ------------
NEW YORK MUNICIPAL SECURITIES (continued)
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008              Aaa          $  250,000  $   263,497
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009              Aaa             250,000      261,740
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010              Aaa             215,000      216,660
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011              Aaa             100,000      100,591
Western Nassau County Water Authority, Water Systems, Revenue Bond,
5.65%, 5/1/2026                                                         Aaa             350,000      361,662
White Plains, G.O. Bond, 4.50%, 9/1/2005                                Aa1             180,000      187,756
White Plains, G.O. Bond, 4.50%, 9/1/2007                                Aa1             315,000      326,176
William Floyd Union Free School District, G.O. Bond, 5.70%, 6/15/2008   Aaa             405,000      452,879
Wyandanch Union Free School District, G.O. Bond, 5.60%, 4/1/2017        Aaa             500,000      528,650
                                                                                                 ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $61,185,774)                                                                     64,347,154
                                                                                                 ------------

SHORT-TERM INVESTMENTS - 0.3%
Dreyfus Basic New York Tax Free Money Market Fund
(Identified Cost $161,375)                                                              161,375      161,375
                                                                                                 ------------

TOTAL INVESTMENTS - 98.8%
(Identified Cost $61,347,149)                                                                     64,508,529

OTHER ASSETS, LESS LIABILITIES - 1.2%                                                                811,386
                                                                                                 ------------

NET ASSETS - 100%                                                                                $65,319,915
                                                                                                 ============



KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

* Credit  ratings  from  Moody's  (unaudited)
1 Credit  ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:
At June 30, 2002, the net unrealized appreciation based on identified cost for federal income tax purposes of $61,347,149 was as follows:



Unrealized appreciation        $3,341,166
Unrealized depreciation          (179,786)
                               -----------

UNREALIZED APPRECIATION - NET  $3,161,380
                               ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $61,347,149) (Note 2)  $64,508,529
Interest receivable                                               766,503
Receivable for fund shares sold                                    99,607
                                                              -----------

TOTAL ASSETS                                                   65,374,639
                                                              -----------

LIABILITIES:

Accrued management fees (Note 3)                                   27,304
Accrued transfer agent fees (Note 3)                                5,453
Accrued fund accounting fees (Note 3)                               3,876
Accrued directors' fees (Note 3)                                    1,544
Audit fees payable                                                 10,734
Other payables and accrued expenses                                 5,813
                                                              -----------

TOTAL LIABILITIES                                                  54,724
                                                              -----------

TOTAL NET ASSETS                                              $65,319,915
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    61,567
Additional paid-in-capital                                     61,339,415
Undistributed net investment income                               738,486
Accumulated net realized gain on investments                       19,067
Net unrealized appreciation on investments                      3,161,380
                                                              -----------

TOTAL NET ASSETS                                              $65,319,915
                                                              ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($65,319,915/6,156,701 shares)                $     10.61
                                                              ===========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Interest                                               $1,674,696
Dividends                                                  13,100
                                                       ----------

Total Investment Income                                 1,687,796
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  168,215
Fund accounting fees (Note 3)                              32,795
Transfer agent fees (Note 3)                               17,356
Directors' fees (Note 3)                                    3,323
Audit fees                                                 10,165
Miscellaneous                                              11,910
                                                       ----------

Total Expenses                                            243,764
                                                       ----------

NET INVESTMENT INCOME                                   1,444,032
                                                       ----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

Net realized gain on investments                           22,437
Net change in unrealized appreciation on investments    1,350,837
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             1,373,274
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $2,817,306
                                                       ==========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                            FOR THE SIX
                                                            MONTHS ENDED     FOR THE
                                                              6/30/02       YEAR ENDED
                                                            (UNAUDITED)      12/31/01
                                                           --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                      $   1,444,032   $ 2,863,288
Net realized gain on investments                                  22,437       206,787
Net change in unrealized appreciation on
investments                                                    1,350,837      (370,370)
                                                           --------------  ------------
Net increase from operations                                   2,817,306     2,699,705
                                                           --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                    (1,205,571)   (2,597,348)
                                                           --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions
(Note 5)                                                      (2,586,606)     (250,131)
                                                           --------------  ------------

Net decrease in net assets                                      (974,871)     (147,774)

NET ASSETS:

Beginning of period                                           66,294,786    66,442,560
                                                           --------------  ------------

END OF PERIOD (including undistributed net
investment income of $738,486 and $500,025, respectively)  $  65,319,915   $66,294,786
                                                           ==============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                       6/30/02                         FOR THE YEARS ENDED
                                                     (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                    --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $       10.36   $              10.36   $    9.62   $   10.51   $   10.37
                                                    --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                        0.23                   0.46        0.43        0.46        0.43
Net realized and unrealized gain (loss) on
investments                                                  0.21                  (0.05)       0.73       (0.87)       0.14
                                                    --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                             0.44                   0.41        1.16       (0.41)       0.57
                                                    --------------  ---------------------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                  (0.19)                 (0.41)      (0.42)      (0.47)      (0.43)
From net realized gain on investments                           -                      -           -       (0.01)          -
                                                    --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                         (0.19)                 (0.41)      (0.42)      (0.48)      (0.43)
                                                    --------------  ---------------------  ----------  ----------  ----------


NET ASSET VALUE - END OF PERIOD                     $       10.61   $              10.36   $   10.36   $    9.62   $   10.51
                                                    ==============  =====================  ==========  ==========  ==========


Total return 1                                               4.28%                  3.96%      12.24%     (3.92%)       5.53%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                   0.73%2                   0.72%       0.68%       0.60%       0.61%
Net investment income                                      4.29%2                   4.23%       4.51%       4.45%       4.17%
Portfolio turnover                                              3%                     7%          8%          0%          3%

NET ASSETS - END OF PERIOD (000's omitted)          $      65,320   $             66,295   $  66,443   $  51,311   $  60,772
                                                    ==============  =====================  ==========  ==========  ==========







                                               FOR THE YEARS ENDED
                                                     12/31/97
                                                    ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $    9.98
                                                    ----------
Income from investment operations:
Net investment income                                    0.43
Net realized and unrealized gain (loss) on
investments                                              0.38
                                                    ----------
Total from investment operations                         0.81
                                                    ----------
Less distributions to shareholders:
From net investment income                              (0.42)
From net realized gain on investments                       -
                                                    ----------
Total distributions to shareholders                     (0.42)
                                                    ----------
NET ASSET VALUE - END OF PERIOD                     $   10.37
                                                    ==========
Total return 1                                           8.33%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                 0.61%
Net investment income                                    4.36%
Portfolio turnover                                          2%

NET ASSETS - END OF PERIOD (000's omitted)          $  45,681
                                                    ==========



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

At June 30, 2002, the Series, for federal income tax purposes, had a capital loss carryforward of $3,370 which will expire on December 31, 2008.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

Notes  to  Financial  Statements  (unaudited)


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,602,189 and $2,072,500, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:



                      For the Six Months                  For the Year
                         Ended 6/30/02                   Ended 12/31/01
                      -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------

Sold                    364,092   $ 3,836,065          813,039   $  8,526,850
Reinvested              107,475     1,126,561          235,652      2,454,641
Repurchased            (714,269)   (7,549,232)      (1,065,539)   (11,231,622)
             -------------------  ------------  ---------------  -------------
Total                  (242,702)  $(2,586,606)         (16,848)  $   (250,131)
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2002.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

[This  page  intentionally  left  blank]

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Ohio  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Uncertainty in the economy and the stock market worked in favor of municipal bond holders in the first half of 2002. If one were to survey market participants about the events exerting the greatest influence on the financial markets during the first half of 2002, the results would probably fall into three general categories. Many would refer to the accounting scandals that have contributed to the dismal performance of the equity markets over the past three months. Others would point to the decline in the value of the dollar versus our major trading partners. While still others would comment on the fact that the federal government is once again running a deficit. All were important, but when one delves into the their respective causes, the answer for each is the same: each is a reflection of the "state" of the economy.

Starting with the accounting scandals, WorldCom to be specific, the decision by their CFO to "capitalize" expenses in violation of generally accepted accounting principals was driven by a desire to avoid losses. The CFO's compensation may have been tied to earnings, so greed may have played a part in his actions, but if the economy had been strong enough to maintain the demand for the telecommunication services, it would not have been necessary to break the rules. That does not excuse what he did, it simply identifies economic fundamentals as the driving force behind his actions, and reinforces the fact that fundamentals are what ultimately drives the market.

A similar approach can be applied to the dollar and the re-emergence of federal budget deficits. Exchange rates are not only a function of relative economic growth rates, but they are also a function of relative, inflation-adjusted short-term interest rates, which are themselves a function of the economy. As the economy slowed and the Federal Reserve pushed short-term interest rates to exceptionally low levels, the dollar began to depreciate. As for the federal government, tax-receipts are tied to income levels, which have stopped rising due to the economic slowdown. Government expenditures are tied to the demands for national defense, which have increased following September 11th, and social services, which rise as the rate of economic growth slows. Once again, the economy is at the root of these events.

As for the current state of the economy, it appears to be following a modest growth path, which is good under most circumstances, but somewhat disappointing given the fact that the economy is at or near the start of a new expansion. Job growth has been sluggish with only 60,000 new jobs having been added over the past two months, hardly an offset to the 1.8 million jobs lost since the recession began in March of last year. In addition, capital expenditures continue to grow at a muted pace. Housing, however, remains a source of strength as low interest rates have allowed home sales to post better than expected numbers. The lower interest rates have also contributed to a higher level of mortgage refinancings, putting additional cash in consumers' pockets, and contributing to higher than expected auto sales. On the manufacturing side of the equation, factory orders have risen in five of the last six months, and the National Association of Purchasing Managers index has been above 50 (i.e. expanding) since February of this year.

So what has been the impact of the economy and the aforementioned events on the municipal bond market? A slow economy typically means falling bond yields and thus higher bond prices, and the current environment is no exception. Municipal yields are modestly lower than where they were at the start of the year. The magnitudes of the declines have varied across the curve. The largest declines have occurred in the short-to-intermediate sectors, with 1-year to 7-year high-quality general obligation (G.O.) yields down more than 50 basis points (0.50%). Intermediate yields were down 40 basis points (0.40%), while the yields on long municipal paper were down 10 basis points (0.10%).

Management  Discussion  and  Analysis  (unaudited)


The Ohio Tax Exempt Series was positioned in slightly longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. While yields declined more rapidly for shorter maturities during the first half of this year, the longer maturities allowed the Series to lock in higher interest rates for a longer period, as rates become increasingly low. In addition, the Series was invested with a higher quality bias, which resulted in slightly lower coupon returns than the benchmark, but which we think is prudent in the current economic environment. Nevertheless, over the first six months of the year, the Series earned its coupons, plus it experienced modest capital gains, generating a return of over 3.5%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management



[graphic]
[pie  chart]



Portfolio Composition 1 - As of 6/30/02
General Obligation Bonds                84.9%
Revenue Bonds                           15.1%




1 As  a  percentage  of  municipal  securities.



[graphic]
[pie  chart]



Quality Ratings 2 - As of 6/30/02
Aaa                               86.4%
Aa                                12.3%
A                                  1.3%


2 Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc.
Ohio Tax Exempt Series




                                      Total Return
                         Growth of
Through                   $10,000                   Average
6/30/02                 Investment    Cumulative     Annual
One Year                $    10,548          5.48%     5.48%
Five Year               $    12,744         27.44%     4.97%
Inception 1             $    14,797         47.97%     4.79%



Merrill Lynch Intermediate Municipal Bond Index




                                         Total Return
                           Growth of
Through                      $10,000                   Average
6/30/02                    Investment    Cumulative     Annual
One Year                   $    10,700          7.00%     7.00%
Five Year                  $    13,489         34.89%     6.16%
Inception 1                $    15,978         59.78%     5.75%





The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (6/30/02) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]




               Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                10,000  $                           10,000
12/31/1994                    9,377                               9,709
12/31/1995                   10,985                              11,009
12/31/1996                   11,331                              11,520
12/31/1997                   12,228                              12,406
12/31/1998                   12,882                              13,183
12/31/1999                   12,229                              13,182
12/31/2000                   13,721                              14,453
12/31/2001                   14,294                              15,197
6/30/2002                    14,797                              15,978


1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 175 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                                     CREDIT
                                                                                     RATING*    PRINCIPAL     VALUE
                                                                                   (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                                   -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES - 94.4%
Allen County, G.O. Bond, 5.30%, 12/1/2007                                          Aaa          $  100,000  $103,389
Amherst Police & Jail Facility, G.O. Bond, 5.375%, 12/1/2012                       Aaa              50,000    53,148
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                             A2               40,000    43,775
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022                       Aaa             500,000   502,525
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014                             Aaa              60,000    67,670
Belmont County, G.O. Bond, 5.15%, 12/1/2010                                        Aaa             100,000   104,609
Chagrin Falls Exempt Village School District, G.O. Bond,
5.55%, 12/1/2022                                                                   Aa3             100,000   103,352
Cleveland City School District, G.O. Bond, Series A, 5.875%, 12/1/2011             Aaa             125,000   129,659
Cleveland Heights & University Heights County School District,
Library Impt., G.O. Bond, 5.125%, 12/1/2026                                         Aa3             200,000   199,384
Cleveland Waterworks, Revenue Bond, Series I, 5.00%, 1/1/2028                      Aaa             265,000   258,656
Crawford County, G.O. Bond, 6.75%, 12/1/2019                                       Aaa             175,000   198,034
Delaware City School District, G.O. Bond, 5.00%, 12/1/2025                         AAA1            300,000   293,904
Delaware City School District, Construction & Impt., G.O.
Bond, Series B, 5.20%, 12/1/2016                                                   Aaa             100,000   102,278
Eaton City School District, G.O. Bond, 5.00%, 12/1/2029                            Aaa             200,000   194,466
Erie County, G.O. Bond, 4.75%, 10/1/2019                                           Aaa             175,000   172,757
Fairfield County, Building Impt., G.O. Bond, 5.00%, 12/1/2018                      Aa3             250,000   253,557
Franklin County, G.O. Bond, 4.95%, 12/1/2004                                       Aaa              50,000    52,980
Franklin County, G.O. Bond, 5.50%, 12/1/2013                                       Aaa             100,000   105,869
Garfield Heights City School District, School Impt., G.O. Bond, 5.00%, 12/15/2026   Aaa             250,000   244,473
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027                      Aaa             150,000   153,829
Greene County Sewer System, Revenue Bond, 5.50%, 12/1/2018                         Aaa              30,000    30,750
Greene County Sewer System, Governmental Enterprise, Revenue Bond,
5.625%, 12/1/2025                                                                  Aaa             235,000   245,563
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020                    Aaa             225,000   225,839
Kettering City School District, School Impt., G.O. Bond, 5.25%, 12/1/2022          Aaa              60,000    60,492
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021                           Aaa             115,000   117,147
Lakewood City School District, G.O. Bond, 5.55%, 12/1/2013                         A1              100,000   103,665




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                                         CREDIT
                                                                                         RATING*    PRINCIPAL     VALUE
                                                                                       (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                                       -----------  ----------  ---------

OHIO MUNICIPAL SECURITIES (continued)
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006                              Aaa          $   50,000  $ 54,618
Loveland City School District, G.O. Bond, Series A, 5.00%, 12/1/2024                   Aaa             350,000   344,425
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022                            Aaa             250,000   265,322
Marysville Exempt Village School District, G.O. Bond, 5.75%, 12/1/2023                 Aaa             315,000   350,797
Medina City School District, G.O. Bond, 5.00%, 12/1/2018                               Aaa             150,000   152,051
Mentor, G.O. Bond, 5.25%, 12/1/2017                                                    Aa3             100,000   103,408
Mississinawa Valley Local School District, Classroom Facilities, G.O. Bond,
5.75%, 12/1/2022                                                                       Aaa             205,000   220,471
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                                          Aa2              65,000    67,961
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007                         Aaa              40,000    44,376
North Olmsted, G.O. Bond, 5.00%, 12/1/2016                                             Aaa             125,000   128,506
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006                           Aaa              65,000    72,075
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013                           Aaa              40,000    43,964
Ohio State Common Schools, Capital Facilities, G.O. Bond, Series A, 4.75%, 6/15/2020   Aa1             250,000   246,137
Ohio State Higher Education Facility Commission, University of Dayton
Project, Revenue Bond, 5.80%, 12/1/2019                                                Aaa             100,000   104,342
Ohio State, Infrastructure Impt., G.O. Bond, 5.20%, 8/1/2010                           Aa1              50,000    53,456
Ohio State Turnpike Commission, Revenue Bond, Series A,
5.70%, 2/15/2017                                                                       Aaa             125,000   139,686
Ohio State Water Development Authority, Fresh Water, Revenue
Bond, 5.125%, 12/1/2023                                                                Aaa             300,000   300,297
Ohio State Water Development Authority, Pollution Control
Facilities, Revenue Bond, 5.25%, 12/1/2014                                             Aaa             100,000   103,421
Ohio State Water Development Authority, Pure Water,
Revenue Bond, Series I, 6.00%, 12/1/2016                                               Aaa              40,000    45,592
Ontario Local School District, G.O. Bond, 5.00%, 12/1/2023                             AAA1            350,000   345,905
Orange City School District, G.O. Bond, 5.00%, 12/1/2023                               Aa1             305,000   301,432
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                                              Aaa              30,000    32,157
Pickerington Local School District, Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2019                                                           Aaa             150,000   153,516
Pickerington, Water Systems Impt., G.O. Bond,
5.85%, 12/1/2013                                                                       Aaa              50,000    54,125
Plain Local School District, G.O. Bond, 5.00%, 12/1/2029                               Aaa             225,000   218,774
Reynoldsburg City School District, G.O. Bond, 6.55%, 12/1/2017                         Aaa             175,000   182,243



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                                        CREDIT     PRINCIPAL
                                                                                        RATING*     AMOUNT/       VALUE
                                                                                      (UNAUDITED)    SHARES      (NOTE 2)
                                                                                      -----------  ----------  ------------

OHIO MUNICIPAL SECURITIES (continued)
Rural Lorain Water Authority, Revenue Bond,
5.30%, 10/1/2012                                                                      Aaa          $  110,000  $   112,538
Sidney City School District, School Impt., G.O. Bond,
Series B, 5.10%, 12/1/2019                                                            Aaa             150,000      155,145
South-Western City School District, Franklin & Pickway
County, G.O. Bond, 4.80%, 12/1/2006                                                   Aaa              50,000       52,277
South-Western City School District, Franklin & Pickway County, G.O. Bond,
4.75%, 12/1/2026                                                                      Aaa             175,000      163,942
Stark County, G.O. Bond, 5.70%, 11/15/2017                                            Aaa             100,000      103,478
Toledo, G.O. Bond, 5.95%, 12/1/2015                                                   Aaa             175,000      193,352
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017                                  Aaa             185,000      205,071
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                                          Aaa             100,000      109,909
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021                          Aaa             325,000      351,920
Upper Arlington City School District, G.O. Bond, 5.25%, 12/1/2022                     Aaa             255,000      257,624
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond,
5.25%, 12/1/2016                                                                      Aaa             300,000      317,118
Warren, G.O. Bond, 5.20%, 11/15/2013                                                  Aaa              50,000       54,236
Warren County, Waterworks, Revenue Bond, 5.45%, 12/1/2015                             Aaa             140,000      144,621
Westlake, G.O. Bond, 5.50%, 12/1/2020                                                 Aaa             295,000      308,797
Wood County, G.O. Bond, 5.40%, 12/1/2013                                              Aa3              50,000       51,546
Wyoming City School District, G.O. Bond, Series B, 5.15%, 12/1/2027                   Aaa             300,000      298,347
Youngstown, G.O. Bond, 6.125%, 12/1/2014                                              Aaa              50,000       54,817
                                                                                                               ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $10,707,628)                                                                                   11,185,565
                                                                                                               ------------

SHORT-TERM INVESTMENTS - 5.3%
Dreyfus Municipal Reserves
(Identified Cost $632,421)                                                                            632,421      632,421
                                                                                                               ------------

TOTAL INVESTMENTS - 99.7%
(Identified Cost $11,340,049)                                                                                   11,817,986

OTHER ASSETS, LESS LIABILITIES - 0.3%                                                                               37,571
                                                                                                               ------------

NET ASSETS - 100%                                                                                              $11,855,557
                                                                                                               ============




KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

* Credit  Ratings  from  Moody's  (unaudited)
1 Credit  Ratings  from  S&P  (unaudited)



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)



FEDERAL  TAX  INFORMATION:
At June 30, 2002 the net unrealized appreciation based on identified cost for federal income tax purposes of $11,340,049 was as follows:



Unrealized appreciation        $506,293
Unrealized depreciation         (28,356)
                               ---------

UNREALIZED APPRECIATION - NET  $477,937
                               =========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)

JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $11,340,049) (Note 2)  $11,817,986
Interest receivable                                                66,046
Receivable from investment advisor (Note 3)                        11,497
                                                              ------------

TOTAL ASSETS                                                   11,895,529
                                                              ------------

LIABILITIES:

Accrued transfer agent fees (Note 3)                                7,500
Accrued fund accounting fees (Note 3)                               4,059
Payable for fund shares redeemed                                   12,408
Audit fees payable                                                 11,170
Other payables and accrued expenses                                 4,835
                                                              ------------

TOTAL LIABILITIES                                                  39,972
                                                              ------------

TOTAL NET ASSETS                                              $11,855,557
                                                              ============

NET ASSETS CONSIST OF:

Capital stock                                                 $    11,315
Additional paid-in-capital                                     11,287,481
Undistributed net investment income                               119,362
Accumulated net realized loss on investments                      (40,538)
Net unrealized appreciation on investments                        477,937
                                                              ------------

TOTAL NET ASSETS                                              $11,855,557
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($11,855,557/1,131,532 shares)                $     10.48
                                                              ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Interest                                $274,007
Dividends                                  2,408
                                        ---------

Total Investment Income                  276,415
                                        ---------

EXPENSES:

Management fees (Note 3)                  27,289
Fund accounting fees (Note 3)             27,939
Transfer agent fees (Note 3)              15,218
Directors' fees (Note 3)                   3,323
Audit fees                                 9,917
Miscellaneous                              5,440
                                        ---------

Total Expenses                            89,126

Less reduction of expenses (Note 3)      (42,687)
                                        ---------

Net Expenses                              46,439
                                        ---------

NET INVESTMENT INCOME                    229,976
                                        ---------

NET CHANGE IN UNREALIZED APPRECIATION
ON INVESTMENTS                           156,136
                                        ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                         $386,112
                                        =========





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED     FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     229,976   $   418,567
Net realized gain on investments                                    -        43,001
Net change in unrealized appreciation on
investments                                                   156,136       (58,208)
                                                        --------------  ------------
Net increase from operations                                  386,112       403,360
                                                        --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (204,986)     (381,635)
                                                        --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions
(Note 5)                                                    1,841,681       379,896
                                                        --------------  ------------

Net increase in net assets                                  2,022,807       401,621

NET ASSETS:

Beginning of period                                         9,832,750     9,431,129
                                                        --------------  ------------

END OF PERIOD (including undistributed net investment
income of $119,362 and $94,372, respectively)           $  11,855,557   $ 9,832,750
                                                        ==============  ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/02                        FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                         --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       10.31   $              10.29   $    9.56   $   10.66   $   10.53
                                                         --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                             0.20                   0.46        0.44        0.49        0.43
Net realized and unrealized gain (loss) on investments            0.16                  (0.03)       0.70       (1.02)       0.13
                                                         --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                                  0.36                   0.43        1.14       (0.53)       0.56
                                                         --------------  ---------------------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                       (0.19)                 (0.41)      (0.41)      (0.49)      (0.43)
From net realized gain on investments                                -                      -           -       (0.08)          -
                                                         --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                              (0.19)                 (0.41)      (0.41)      (0.57)      (0.43)
                                                         --------------  ---------------------  ----------  ----------  ----------
NET ASSET VALUE - END OF PERIOD                          $       10.48   $              10.31   $   10.29   $    9.56   $   10.66
                                                         ==============  =====================  ==========  ==========  ==========
Total return 1                                                    3.52%                  4.18%      12.21%     (5.07%)       5.35%
Ratios (to average net assets)/Supplemental Data:
Expenses*                                                       0.85%2                   0.85%       0.85%       0.83%       0.79%
Net investment income                                           4.21%2                   4.27%       4.57%       4.39%       4.10%
Portfolio turnover                                                   0%                     9%         14%          4%          5%

NET ASSETS - END OF PERIOD (000's omitted)               $      11,856   $              9,833   $   9,431   $   7,359   $  12,569
                                                         ==============  =====================  ==========  ==========  ==========







                                                     FOR THE YEARS ENDED
                                                          12/31/97
                                                         ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   10.18
                                                         ----------
Income from investment operations:
Net investment income                                         0.45
Net realized and unrealized gain (loss) on investments        0.34
                                                         ----------
Total from investment operations                              0.79
                                                         ----------
Less distributions to shareholders:
From net investment income                                   (0.44)
From net realized gain on investments                            -
                                                         ----------
Total distributions to shareholders                          (0.44)
                                                         ----------


NET ASSET VALUE - END OF PERIOD                          $   10.53
                                                         ==========
Total return1                                                 7.92%
Ratios (to average net assets)/Supplemental Data:
Expenses*                                                     0.79%
Net investment income                                         4.37%
Portfolio turnover                                              12%

NET ASSETS - END OF PERIOD (000's omitted)               $   9,306
                                                         ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.78%2  0.74%  0.43%  N/A  N/A  N/A



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

At June 30, 2002, the Series, for federal income tax purposes, had a capital loss carryforward of $40,538 which will expire on December 31, 2008.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses of the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $27,289 and assumed expenses amounting to $15,398 for the six months ended June 30, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,550,784 and $0, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



                        For the Six Months             For the Year
                           Ended 6/30/02              Ended 12/31/01
                        -------------------          ----------------
                   Shares              Amount        Shares     Amount
             -------------------  ----------------  --------  ----------
Sold                    190,719   $     1,982,588    94,606   $ 985,386
Reinvested               19,574           203,127    36,852     380,929
Repurchased             (32,839)         (344,034)  (94,197)   (986,419)
             -------------------  ----------------  --------  ----------
Total                   177,454   $     1,841,681    37,261   $ 379,896
             ===================  ================  ========  ==========



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2002.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Small  Cap  Series

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

Like the stock market in general, the small cap sector was down for the first half of the year. The Small Cap Series followed suit, although it was only slightly negative for the first half of the year, and it performed significantly better than the small cap sector as a whole. The Series has also held up better than the S&P 500 for the first six months of the year. We attribute the outperformance to our relative overweighting in defensive sectors such as consumer staples and select consumer discretionary stocks, as well as a relatively high cash balance.

The Series is still underweight in technology stocks, but we expect to increase its holdings in the midst of the "tech meltdown" as valuation levels become increasingly attractive based upon our pricing disciplines. In addition, we are increasing our exposure in the beaten up health care sector, in which we have also been underweight for the last several years. Like the technology sector, valuations in this sector are starting to become attractive in select names.

We continue to scrutinize company balance sheets, staying away from those companies whose business models are dependent on accessing the capital markets. After a long speculative financing phase, risk is once again being priced back into the commercial paper as well as the bond market. As such, those companies with credit issues and a need for cash will continue to be affected.

Lastly, we continue to have significant holdings in the oil sector, which has underperformed over the short-term, but which we expect to provide healthy returns once global energy demand increases. In our opinion, this highly capital intensive industry has been under invested in for two decades, and the industry is starting to show the effects of that under investment. Even the top tier oil companies are having problems increasing oil production. The industry is becoming more capital intensive - production companies have to "run faster just to stay in place". We believe this bodes extremely well for the oil service companies in our portfolio because we expect increased demand to lead to tightness in the market and increased capital spending.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)


[graphic]
[pie  chart]



Portfolio Composition* - As of June 30, 2002
Auto Components                                   3.2%
Banks                                             7.7%
Chemicals                                         9.5%
Communications Equipment                          2.2%
Computers & Peripherals                           2.8%
Electrical Equipment                              3.0%
Energy Equipment & Services                      13.2%
Food Products                                     4.5%
Health Care Equipment & Supplies                  2.9%
Hotels, Restaurants & Leisure                     2.9%
Household Durables                                3.4%
Machinery                                         4.6%
Road & Rail                                       3.8%
Semiconductor Equipment & Products                3.7%
Software                                          3.1%
Textiles & Apparel                                2.2%
Cash, short-term investments, and other assets,
less liabilties                                   7.7%
Miscellaneous**                                  19.6%



*As  a  percentage  of  net  assets.



**Miscellaneous:
Aerospace & Defense                 IT Consulting & Services
Beverages                           Leisure Equipment & Products
Biotechnology                       Marine
Commercial Services & Supplies      Metals & Mining
Containers & Packaging              Office Electronics
Distributors                        Oil & Gas
Electronic Equipment & Instruments  Paper & Forest Products
Gas Utilities                       Personal Products
Health Care Providers & Services    Pharmaceuticals
Internet Software & Services        Specialty Retail

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc. - Small Cap Series

                                            Total Return
Through                Growth of $10,000                  Average
6/30/02                    Investment       Cumulative     Annual
One Year               $            9,601         -3.99%    -3.99%
Five Year              $           11,919         19.19%     3.57%
Ten Year               $           28,846        188.46%    11.17%
Inception 1            $           25,471        154.71%     9.62%



S&P 500 Total Return Index





                                          Total Return
Through              Growth of $10,000                  Average
6/30/02                  Investment       Cumulative     Annual
One Year             $            8,202        -17.98%   -17.98%
Five Year            $           11,972         19.72%     3.66%
Ten Year             $           29,486        194.86%    11.42%
Inception 1          $           29,189        191.89%    11.10%



Russell R 2000 Index





                                          Total Return
Through              Growth of $10,000                  Average
6/30/02                  Investment       Cumulative     Annual
One Year             $            9,140         -8.60%    -8.60%
Five Year            $           12,429         24.29%     4.44%
Ten Year             $           28,282        182.82%    10.96%
Inception 1          $           27,312        173.12%    10.39%





The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (6/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Russell R 2000 Index.2


[graphic]
[line  chart]



            Exeter Fund, Inc.   S&P 500 Total
Date         Small Cap Series    Return Index   Russell R 2000 Index
4/30/1992   $           10,000  $       10,000  $             10,000
12/31/1992              11,610          10,725                11,415
12/31/1993              13,317          11,799                13,574
12/31/1994              14,383          11,959                13,327
12/31/1995              16,497          16,437                17,117
12/31/1996              18,156          20,206                19,940
12/31/1997              20,388          26,944                24,399
12/31/1998              17,603          34,666                23,778
12/31/1999              19,341          41,958                28,833
12/31/2000              21,165          38,139                27,963
12/31/2001              25,831          33,610                28,658
6/30/2002               25,471          29,189                27,312


1 The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell R 2000 Index is an unmanaged index that consists of approximately 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                 VALUE
                                                     SHARES     (NOTE 2)
                                                     -------  ------------
COMMON STOCKS - 92.23%
AEROSPACE & DEFENSE - 1.44%
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil) (Note 6)                                 73,094  $ 1,564,212
                                                              ------------

AUTO COMPONENTS - 3.24%
Amcast Industrial Corp.                               30,100      137,858
Intermet Corp.                                       149,325    1,603,751
Wabtec Corp.                                         124,190    1,769,707
                                                              ------------
                                                                3,511,316
                                                              ------------

BANKS - 7.75%
Camden National Corp.                                 35,000      971,250
Corus Bankshares, Inc.                                12,000      551,028
1st Source Corp.                                      30,000      741,600
First Community Bancshares, Inc.                      26,400      888,624
First Financial Bancorp.                              40,000      782,800
First Merchants Corp.                                 28,035      841,022
GBC Bancorp.                                          21,500      622,425
Integra Bank Corp.                                    27,640      619,136
Merchants Bancshares, Inc.                            30,750      873,915
Mid-State Bancshares                                  40,000      772,000
Univest Corp. of Pennsylvania                         19,500      721,500
                                                              ------------
                                                                8,385,300
                                                              ------------

BEVERAGES - 0.61%
PepsiAmericas, Inc.                                   44,000      657,360
                                                              ------------

BIOTECHNOLOGY - 0.83%
Techne Corp.*                                         32,000      903,040
                                                              ------------

CHEMICALS - 9.47%
Agrium, Inc. (Canada) (Note 6)                       228,000    2,143,200
FMC Corp.*                                            68,000    2,051,560
IMC Global, Inc.                                      77,000      962,500
Minerals Technologies, Inc.                           46,500    2,293,380
PolyOne Corp.                                        249,000    2,801,250
                                                              ------------
                                                               10,251,890
                                                              ------------

COMMERCIAL SERVICES & SUPPLIES - 1.91%
CSG Systems International, Inc.*                      86,000    1,646,040
eFunds Corp.*                                         43,955      417,089
                                                              ------------
                                                                2,063,129
                                                              ------------

COMMUNICATIONS EQUIPMENT - 2.16%
Research In Motion Ltd.* (Canada) (Note 6)           109,000    1,240,420
Wavecom S.A. - ADR* (France) (Note 6)                 27,000    1,101,600
                                                              ------------
                                                                2,342,020
                                                              ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                  VALUE
                                                      SHARES     (NOTE 2)
                                                      -------  ------------
COMPUTERS & PERIPHERALS - 2.77%
Electronics for Imaging, Inc.*                        126,000  $ 2,004,660
SanDisk Corp.*                                         80,000      992,000
                                                               ------------
                                                                 2,996,660
                                                               ------------

CONTAINERS & PACKAGING - 1.73%
Applied Extrusion Technologies, Inc.*                 269,800    1,875,110
                                                               ------------

DISTRIBUTORS - 0.72%
Handleman Co.*                                         54,000      783,000
                                                               ------------

ELECTRICAL EQUIPMENT - 3.00%
Rayovac Corp.*                                        175,000    3,242,750
                                                               ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.26%
Anixter International, Inc.*                           11,900      279,650
                                                               ------------

ENERGY EQUIPMENT & SERVICES - 13.17%
Atwood Oceanics, Inc.*                                 67,000    2,512,500
Newpark Resources, Inc.*                              233,000    1,712,550
Pride International, Inc.*                            222,000    3,476,520
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 6)  152,000      942,400
Trico Marine Services, Inc.*                          342,000    2,322,180
Varco International, Inc.*                            160,000    2,806,400
Veritas DGC, Inc.*                                     38,500      485,100
                                                               ------------
                                                                14,257,650
                                                               ------------

FOOD PRODUCTS - 4.52%
Chiquita Brands International, Inc.*                   33,925      607,597
Hain Celestial Group, Inc.*                            24,000      444,000
Lance, Inc.                                            38,700      564,246
Ralcorp Holdings, Inc.*                                18,500      578,125
Sylvan, Inc.*                                         165,000    2,145,000
Tasty Baking Co.                                       41,000      553,500
                                                               ------------
                                                                 4,892,468
                                                               ------------

GAS UTILITIES - 1.70%
Cascade Natural Gas Corp.                              28,000      585,200
The Laclede Group, Inc.                                23,000      540,040
NUI Corp.                                              26,000      715,000
                                                               ------------
                                                                 1,840,240
                                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.93%
Bruker AXS, Inc.*                                     407,000      610,500
Thoratec Corp.*                                       285,000    2,562,150
                                                               ------------
                                                                 3,172,650
                                                               ------------

HEALTH CARE PROVIDERS & SERVICES - 1.11%
Sunrise Assisted Living, Inc.*                         45,000    1,206,000
                                                               ------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                                         VALUE
                                                            SHARES     (NOTE 2)
                                                           ---------  -----------
HOTELS, RESTAURANTS & LEISURE - 2.91%
Club Mediterranee S.A. (France) (Note 6)                      24,000  $  794,030
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 6)   2,800,000   1,301,282
Mandarin Oriental International Ltd. (Hong Kong) (Note 6)  2,130,000   1,054,350
                                                                      -----------
                                                                       3,149,662
                                                                      -----------

HOUSEHOLD DURABLES - 3.36%
Helen of Troy Ltd.*                                           44,375     516,525
Libbey, Inc.                                                  24,000     818,400
The Rowe Companies                                            82,000     237,800
Waterford Wedgwood plc (Ireland) (Note 6)                  3,480,000   2,064,372
                                                                      -----------
                                                                       3,637,097
                                                                      -----------

INTERNET SOFTWARE & SERVICES - 0.73%
VeriSign, Inc.*                                              110,000     790,900
                                                                      -----------

IT CONSULTING & SERVICES - 0.80%
Satyam Computer Services Ltd. - ADR (India) (Note 6)          80,000     837,600
Teknowledge Corp.*                                            15,800      24,490
                                                                      -----------
                                                                         862,090
                                                                      -----------

LEISURE EQUIPMENT & PRODUCTS - 0.93%
Callaway Golf Co.                                             41,000     649,440
The Vermont Teddy Bear Co., Inc.*                            105,000     357,000
                                                                      -----------
                                                                       1,006,440
                                                                      -----------

MACHINERY - 4.59%
Albany International Corp. - Class A                         132,877   3,575,720
Wabash National Corp.                                        139,000   1,390,000
                                                                      -----------
                                                                       4,965,720
                                                                      -----------

MARINE - 0.36%
Teekay Shipping Corp. (Bahamas) (Note 6)                      10,625     391,956
                                                                      -----------

METALS & MINING - 1.92%
Norddeutsche Affinerie AG (Germany) (Note 6)                 153,000   2,077,663
                                                                      -----------

OFFICE ELECTRONICS - 0.45%
Zebra Technologies Corp. - Class A*                           10,000     482,200
                                                                      -----------

OIL & GAS - 0.62%
Comstock Resources, Inc.*                                     88,000     668,800
                                                                      -----------

PAPER & FOREST PRODUCTS - 1.32%
Aracruz Celulose S.A. - ADR (Brazil) (Note 6)                 71,500   1,430,000
                                                                      -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                      SHARES/          VALUE
                                                 PRINCIPAL AMOUNT    (NOTE 2)
                                                 ----------------  ------------
PERSONAL PRODUCTS - 0.52%
Playtex Products, Inc.*                                    43,500  $   563,325
                                                                   ------------

PHARMACEUTICALS - 0.85%
ICN Pharmaceuticals, Inc.                                  38,000      919,980
                                                                   ------------

ROAD & RAIL - 3.77%
Kansas City Southern*                                     240,000    4,080,000
                                                                   ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.67%
Brooks-PRI Automation, Inc.*                               59,000    1,508,040
Cabot Microelectronics Corp.*                              48,000    2,071,680
Cirrus Logic, Inc.*                                        32,300      241,927
Lam Research Corp.*                                         8,400      151,032
                                                                   ------------
                                                                     3,972,679
                                                                   ------------

SOFTWARE - 3.05%
Autodesk, Inc.                                             33,400      442,550
Micromuse, Inc.*                                           55,000      244,750
Parametric Technology Corp.*                              489,000    1,677,270
Symantec Corp.*                                            28,600      939,510
                                                                   ------------
                                                                     3,304,080
                                                                   ------------

SPECIALTY RETAIL - 0.84%
Syms Corp.*                                               136,000      908,480
                                                                   ------------

TEXTILES & APPAREL - 2.22%
Kenneth Cole Productions, Inc. - Class A*                  29,600      839,160
Nautica Enterprises, Inc.*                                 38,700      502,713
The Timberland Co. - Class A*                              13,300      476,406
Wolverine World Wide, Inc.                                 33,600      586,320
                                                                   ------------
                                                                     2,404,599
                                                                   ------------

TOTAL COMMON STOCKS
(Identified Cost $106,423,427)                                      99,840,116
                                                                   ------------

SHORT-TERM INVESTMENTS - 7.74%
Dreyfus Treasury Cash Management Fund                   1,392,658    1,392,658
Federal Home Loan Bank Discount Note, 8/5/2002         $5,000,000    4,991,500
U.S. Treasury Bill, 8/8/2002                            2,000,000    1,996,425
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $8,380,583)                                         8,380,583
                                                                   ------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                            VALUE
                                          (NOTE 2)
                                        -------------
TOTAL INVESTMENTS - 99.97%
(Identified Cost $114,804,010)          $108,220,699

OTHER ASSETS, LESS LIABILITIES - 0.03%        33,580
                                        -------------

NET ASSETS - 100%                       $108,254,279
                                        =============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At June 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $114,804,010 was as follows:



Unrealized appreciation        $  9,586,911
Unrealized depreciation         (16,170,222)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (6,583,311)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $114,804,010) (Note 2)   $108,220,699
Cash                                                                      13
Foreign currency, at value (cost $1)                                       2
Receivable for fund shares sold                                      472,906
Dividends receivable                                                 131,607
Foreign tax reclaims receivable                                       18,557
                                                                -------------

TOTAL ASSETS                                                     108,843,784
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                      90,185
Accrued fund accounting fees (Note 3)                                  3,919
Accrued directors' fees (Note 3)                                       1,577
Payable for securities purchased                                     381,566
Payable for fund shares repurchased                                   98,162
Audit fees payable                                                    10,767
Other payables and accrued expenses                                    3,329
                                                                -------------

TOTAL LIABILITIES                                                    589,505
                                                                -------------

TOTAL NET ASSETS                                                $108,254,279
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $     95,525
Additional paid-in-capital                                       109,964,969
Undistributed net investment loss                                    (28,151)
Accumulated net realized gain on investments                       4,799,876
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                  (6,577,940)
                                                                -------------

TOTAL NET ASSETS                                                $108,254,279
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($108,254,279/9,552,615 shares)       $      11.33
                                                                =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $27,633)    $   570,212
Interest                                                 69,710
                                                    ------------

Total Investment Income                                 639,922
                                                    ------------

EXPENSES:

Management fees (Note 3)                                558,670
Transfer agent fees (Note 3)                             38,142
Fund accounting fees (Note 3)                            26,779
Directors' fees (Note 3)                                  3,323
Audit fees                                               11,405
Miscellaneous                                            29,754
                                                    ------------

Total Expenses                                          668,073
                                                    ------------

NET INVESTMENT LOSS                                     (28,151)
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                           6,156,502
Foreign currency and other assets and liabilities          (498)
                                                    ------------
                                                      6,156,004
                                                    ------------

Net change in unrealized appreciation (depreciation)
on -
Investments                                          (7,706,793)
Foreign currency and other assets and liabilities         5,371
                                                    ------------
                                                     (7,701,422)
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                          (1,545,418)
                                                    ------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $(1,573,569)
                                                    ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)                            $     (28,151)  $      9,709
Net realized gain on investments                            6,156,004      8,708,268
Net change in unrealized appreciation (depreciation)
on investments                                             (7,701,422)    12,209,245
                                                        --------------  -------------
Net increase (decrease) from operations                    (1,573,569)    20,927,222
                                                        --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          -         (6,823)
From net realized gain on investments                               -    (11,469,603)
                                                        --------------  -------------
Total distributions to shareholders                                 -    (11,476,426)
                                                        --------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)       1,302,955      4,326,157
                                                        --------------  -------------

Net increase (decrease) in net assets                        (270,614)    13,776,953

NET ASSETS:

Beginning of period                                       108,524,893     94,747,940
                                                        --------------  -------------

END OF PERIOD (including undistributed net investment
loss of $28,151 and $0, respectively)                   $ 108,254,279   $108,524,893
                                                        ==============  =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/02                         FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                         --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       11.49   $              10.57   $   10.53   $    9.64   $   12.05
                                                         --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income (loss)                                        -2                     -2        0.03        0.07        0.05
Net realized and unrealized gain (loss) on investments           (0.16)                  2.26        0.90        0.88       (1.77)
                                                         --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                                 (0.16)                  2.26        0.93        0.95       (1.72)
                                                         --------------  ---------------------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                           -                     -2       (0.09)      (0.06)          -
From net realized gain on investments                                -                  (1.34)      (0.80)          -       (0.69)
                                                         --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                                  -                  (1.34)      (0.89)      (0.06)      (0.69)
                                                         --------------  ---------------------  ----------  ----------  ----------


NET ASSET VALUE - END OF PERIOD                          $       11.33   $              11.49   $   10.57   $   10.53   $    9.64
                                                         ==============  =====================  ==========  ==========  ==========
Total return 1                                                  (1.39%)                 22.05%       9.43%       9.87%    (13.59%)
Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.20%3                   1.19%       1.14%       1.09%       1.09%
Net investment income (loss)                                  (0.05%)3                   0.01%       0.24%       0.61%       0.44%
Portfolio turnover                                                  35%                    88%         56%         92%         81%

NET ASSETS - END OF PERIOD (000's omitted)               $     108,254   $            108,525   $  94,748   $  91,301   $  99,666
                                                         ==============  =====================  ==========  ==========  ==========







                                                    FOR THE YEARS ENDED
                                                          12/31/97
                                                         ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   12.09
                                                         ----------
Income from investment operations:
Net investment income (loss)                                 (0.01)
Net realized and unrealized gain (loss) on investments        1.50
                                                         ----------
Total from investment operations                              1.49
                                                         ----------
Less distributions to shareholders:
From net investment income                                   (0.01)
From net realized gain on investments                        (1.52)
                                                         ----------
Total distributions to shareholders                          (1.53)
                                                         ----------
NET ASSET VALUE - END OF PERIOD                          $   12.05
                                                         ==========
Total return 1                                               12.29%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.07%
Net investment income (loss)                                (0.12%)
Portfolio turnover                                              94%

NET ASSETS - END OF PERIOD (000's omitted)               $ 121,600
                                                         ==========




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2 Less  than  $0.01  per  share.
3 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements  (unaudited)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $35,740,266 and $33,717,006, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:




                     FOR THE SIX MONTHS                  FOR THE YEAR
                       ENDED 6/30/02                    ENDED 12/31/01
                     -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                    502,496   $ 5,883,768        1,230,626   $ 14,291,646
Reinvested                    -             -        1,021,343     11,351,866
Repurchased            (394,690)   (4,580,813)      (1,767,500)   (21,317,355)
             -------------------  ------------  ---------------  -------------
Total                   107,806   $ 1,302,955          484,469   $  4,326,157
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
Technology  Series

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

During the first half of 2002, technology stocks had the worst returns in recent memory. They were hit by deteriorating business conditions, falling valuations and heightened investor uncertainty.

The decline in technology capital spending continued as companies conserved cash during the economic downturn. Additionally, many areas such as telecommunications are overbuilt. The valuations of even the strongest companies compressed as investors paid less for the same amount of earnings and sales given their reduced growth expectations. While there is always investor uncertainty, it has increased because of the potential for future terrorist acts, suspect accounting and corporate governance, and for some companies, questions about their solvency.

At the beginning of the year, the Series was invested primarily in personal computer hardware and software, enterprise hardware and software, and select telecommunications companies. We had studiously avoided virtually all Internet companies, wireless service providers and long haul network operators because of their bleak business outlooks. Despite this, the Series was still unable to avoid a severe bear market in technology.

As we went through the year, we rebalanced our portfolio by selling most of our personal computer hardware and software companies and reinvesting the proceeds in media companies and increasing our holdings in telecommunications companies that were at all time low valuations. We added media companies because we believe that they will benefit as advertising revenues recover. These are global brand name companies that are leaders in their markets. In telecommunications, we have invested in both equipment companies and service companies. We invested in the equipment companies under our Hurdle Rate Strategy, under which we seek to invest in companies in consolidating industries. In this case, we believe that there is excess capacity in the telecom equipment sector, and we invested in the companies that we expect to prosper as capacity is reduced by other companies reducing their output or exiting the business. We invested in the telecom services companies under our Profile Strategy, under which we invest in companies that are market leaders in their sectors with good growth prospects. We have also kept a healthy cash balance available for compelling opportunities.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc. - Technology Series





                                            Total Return
                              Growth of
Through                         $10,000                   Average
6/30/02                        Investment   Cumulative     Annual
One Year                       $     5,892        -41.08%   -41.08%
Inception 1                    $     3,930        -60.70%   -38.90%



S&P 500 Total Return Index





                                          Total Return
                             Growth of
Through                       $10,000                   Average
6/30/02                     Investment    Cumulative     Annual
One Year                    $     8,202        -17.98%   -17.98%
Inception 1                 $     6,846        -31.54%   -18.11%



S&P Information Technology Index





                                                Total Return
                                   Growth of
Through                             $10,000                   Average
6/30/02                           Investment    Cumulative     Annual
One Year                          $     6,099        -39.01%   -39.01%
Inception 1                       $     2,988        -70.12%   -47.12%





The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (6/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Standard & Poor's (S&P) Information Technology Index.2


[graphic]
[line  chart]



            Exeter Fund, Inc.         S&P 500         S&P Information
Date        Technology Series   Total Return Index   Technology Index
8/8/2000    $           10,000  $            10,000  $          10,000
9/30/2000                9,470                9,704              8,840
12/31/2000               7,160                8,945              5,972
3/31/2001                5,950                7,886              4,494
6/30/2001                6,670                8,347              5,038
9/30/2001                4,490                7,122              3,397
12/31/2001               5,910                7,883              4,552
3/31/2002                5,550                7,905              4,035
6/30/2002                3,930                6,846              2,988


1 The Series and Index performance numbers are calculated from August 8, 2000, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23%

2 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. The S&P Information Technology Index (formerly the S&P Technology Index) is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of technology related products and services. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                       VALUE
                                                           SHARES    (NOTE 2)
                                                           -------  -----------
COMMON STOCKS - 86.9%
BROADCASTING & ENTERTAINMENT - 9.2%
AOL Time Warner, Inc.*                                     111,000  $1,632,810
Liberty Media Corp.*                                        86,000     860,000
The Walt Disney Co.                                         59,000   1,115,100
                                                                    -----------
                                                                     3,607,910
                                                                    -----------

COMPUTER & INFORMATION TECHNOLOGY SERVICES - 9.5%
Electronic Data Systems Corp.                               36,000   1,337,400
Exult, Inc.*                                               125,000     812,500
Satyam Computer Services Ltd. - ADR (India) (Note 6)        80,175     839,432
Unisys Corp.*                                               85,000     765,000
                                                                    -----------
                                                                     3,754,332
                                                                    -----------

ENTERPRISE, PERSONAL COMPUTER HARDWARE/PERIPHERALS - 9.2%
Electronics for Imaging, Inc.*                              56,000     890,960
International Business Machines Corp. (IBM)                 20,000   1,440,000
Lexmark International, Inc.*                                23,500   1,278,400
                                                                    -----------
                                                                     3,609,360
                                                                    -----------

INTERNET - 4.6%
Amazon.com, Inc.*                                          111,000   1,803,750
                                                                    -----------

SEMICONDUCTORS - 15.6%
Altera Corp.*                                               52,000     707,200
Brooks-PRI Automation, Inc.*                                32,000     817,920
QUALCOMM, Inc.*                                             75,000   2,061,750
SanDisk Corp.*                                              80,000     992,000
Texas Instruments, Inc.                                     67,000   1,587,900
                                                                    -----------
                                                                     6,166,770
                                                                    -----------

SOFTWARE & SERVICES - 16.7%
Amdocs Ltd.* (Guernsey) (Note 6)                            82,000     619,100
CSG Systems International, Inc.*                            41,000     784,740
Convergys Corp.*                                            37,200     724,656
Microsoft Corp.*                                            25,000   1,367,500
Siebel Systems, Inc.*                                       52,000     739,440
VeriSign, Inc.*                                             95,000     683,050
VERITAS Software Corp.*                                     83,000   1,642,570
                                                                    -----------
                                                                     6,561,056
                                                                    -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                   SHARES/PRINCIPAL      VALUE
                                                        AMOUNT          (NOTE 2)
                                                   -----------------  ------------
TELECOMMUNICATION/COMMUNICATION EQUIPMENT - 20.0%
Agere Systems, Inc. - Class A*                                 5,357  $     7,500
Agere Systems, Inc. - Class B*                               131,487      197,231
CIENA Corp.*                                                 137,000      574,030
Lucent Technologies, Inc.*                                   497,000      825,020
Motorola, Inc.                                               150,000    2,163,000
Nokia Oyj - ADR (Finland) (Note 6)                           118,000    1,708,640
Nortel Networks Corp.* (Canada) (Note 6)                     481,000      697,450
Wavecom S.A. - ADR* (France) (Note 6)                         42,000    1,713,600
                                                                      ------------
                                                                        7,886,471
                                                                      ------------

TELECOMMUNICATION SERVICES - 2.1%
Verizon Communications, Inc.                                  21,000      843,150
                                                                      ------------

TOTAL COMMON STOCKS
(Identified Cost $51,365,681)                                          34,232,799
                                                                      ------------

SHORT-TERM INVESTMENTS - 14.2%
Dreyfus Treasury Cash Management                           1,584,965    1,584,965
Federal Home Loan Bank Discount Note, 8/5/2002     $       2,000,000    1,996,600
U.S. Treasury Bill, 8/8/2002                               2,000,000    1,996,425
                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,577,990)                                            5,577,990
                                                                      ------------

TOTAL INVESTMENTS - 101.1%
(Identified Cost $56,943,671)                                          39,810,789

LIABILITIES, LESS OTHER ASSETS - (1.1%)                                  (435,976)
                                                                      ------------

NET ASSETS - 100%                                                     $39,374,813
                                                                      ============




*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At June 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $56,943,671 was as follows:



Unrealized appreciation        $  1,585,007
Unrealized depreciation         (18,717,889)
                               -------------

UNREALIZED DEPRECIATION - NET  $(17,132,882)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $56,943,671) (Note 2)  $ 39,810,789
Receivable for fund shares sold                                    394,274
Dividends receivable                                                 8,292
                                                              -------------

TOTAL ASSETS                                                    40,213,355
                                                              -------------

LIABILITIES:

Accrued management fees (Note 3)                                    37,353
Accrued fund accounting fees (Note 3)                                3,198
Accrued directors' fees (Note 3)                                     1,618
Payable for securities purchased                                   768,217
Audit fees payable                                                  12,563
Payable for fund shares repurchased                                  5,929
Other payables and accrued expenses                                  9,664
                                                              -------------

TOTAL LIABILITIES                                                  838,542
                                                              -------------

TOTAL NET ASSETS                                              $ 39,374,813
                                                              =============

NET ASSETS CONSIST OF:

Capital stock                                                 $    100,079
Additional paid-in-capital                                      86,381,724
Undistributed net investment loss                                 (185,201)
Accumulated net realized loss on investments                   (29,788,907)
Net unrealized depreciation on investments                     (17,132,882)
                                                              -------------

TOTAL NET ASSETS                                              $ 39,374,813
                                                              =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($39,374,813/10,007,851 shares)               $       3.93
                                                              =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Dividends                                              $     86,972
Interest                                                     25,730
                                                       -------------

Total Investment Income                                     112,702
                                                       -------------

EXPENSES:

Management fees (Note 3)                                    248,632
Transfer agent fees (Note 3)                                 34,972
Fund accounting fees (Note 3)                                24,815
Directors' fees (Note 3)                                      3,323
Audit fees                                                   11,405
Miscellaneous                                                21,035
                                                       -------------

Total Expenses                                              344,182

Less reduction of expenses (Note 3)                         (46,279)
                                                       -------------

Net Expenses                                                297,903
                                                       -------------

NET INVESTMENT LOSS                                        (185,201)
                                                       -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments                         (8,774,402)
Net change in unrealized depreciation on investments    (10,323,456)
                                                       -------------

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS                                             (19,097,858)
                                                       -------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $(19,283,059)
                                                       =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                     $    (185,201)  $   (283,769)
Net realized loss on investments                           (8,774,402)   (18,063,929)
Net change in unrealized depreciation on investments      (10,323,456)     6,578,312
                                                        --------------  -------------

Net decrease from operations                              (19,283,059)   (11,769,386)
                                                        --------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                       5,586,765     (1,783,246)
                                                        --------------  -------------

Net decrease in net assets                                (13,696,294)   (13,552,632)

NET ASSETS:

Beginning of period                                        53,071,107     66,623,739
                                                        --------------  -------------

END OF PERIOD (including undistributed net investment
loss of $185,201 and $0, respectively)                  $  39,374,813   $ 53,071,107
                                                        ==============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE YEAR    FOR THE PERIOD    FOR THE PERIOD
                                                       6/30/02          ENDED          8/8/00 1 TO        1/1/97 TO
                                                     (UNAUDITED)       12/31/01         12/31/00          4/16/97 4
                                                    --------------  --------------  ----------------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $        5.91   $        7.16   $         10.00   $         12.58
                                                    --------------  --------------  ----------------  ----------------

Income from investment operations:
Net investment income (loss)                                (0.02)          (0.03)            (0.02)             0.02
Net realized and unrealized loss on investments             (1.96)          (1.22)            (2.82)            (0.01)
                                                    --------------  --------------  ----------------  ----------------

Total from investment operations                            (1.98)          (1.25)            (2.84)             0.01
                                                    --------------  --------------  ----------------  ----------------

Less distributions to shareholders:
From net investment income                                      -               -                 -             (0.02)
From net realized gain on investments                           -               -                 -             (3.35)
Redemption of capitalization                                    -               -                 -             (9.22)
                                                    --------------  --------------  ----------------  ----------------

Total distributions to shareholders                             -               -                 -            (12.59)
                                                    --------------  --------------  ----------------  ----------------

NET ASSET VALUE - END OF PERIOD                     $        3.93   $        5.91   $          7.16   $             -
                                                    ==============  ==============  ================  ================


Total return2                                             (33.50%)        (17.46%)          (28.40%)              -5

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                  1.20%3            1.20%           1.18%3          1.07%3,5
Net investment income (loss)                             (0.74%)3          (0.49%)         (0.71%)3          0.36%3,5

Portfolio turnover                                             62%             63%               13%               48%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $      39,375   $      53,071   $        66,624   $             -
                                                    ==============  ==============  ================  ================



*The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.19%3 0.11%  N/A  N/A



1 Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3 Annualized.
4 Date  of  complete  redemption.
5 The Series ceased investment operations on April 16, 1997; therefore, ratios and total return would not be representative of an actively operating fund.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Technology Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in science and technology-based industries.

On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 50 million have been designated as Technology Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES  (continued)
realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

At June 30, 2002, the Series, for federal income tax purposes, had capital loss carryforwards of $1,552,318 and $10,047,586 that will expire on December 31, 2008 and 2009, respectively.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor waived fees amounting to $46,279 for the six months ended June 30, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $31,393,768 and $27,827,689, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Technology  Series  were:




                       FOR THE SIX                FOR THE YEAR
                       MONTHS ENDED                   ENDED
                         6/30/02                    12/31/01
                    -----------------          -------------------
                SHARES          AMOUNT        SHARES        AMOUNT
             -------------  --------------  -----------  -------------
Sold            1,275,620   $   6,788,189    1,551,935   $  9,325,925
Repurchased      (240,684)     (1,201,424)  (1,888,535)   (11,109,171)
             -------------  --------------  -----------  -------------
Total           1,034,936   $   5,586,765     (336,600)  $ (1,783,246)
             =============  ==============  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2002
World  Opportunities  Series

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

The World Opportunities Series closed the first half of the year with a decline of less than 1%, outperforming both U.S. and foreign market indices in a period marked by significant volatility in markets around the world.

The Series' objective is to seek long-term capital growth through investments in common stocks of companies throughout the world. Stocks are selected for the portfolio through company-by-company analysis using the Advisor's traditional investment strategies and pricing disciplines. All purchases are based on thorough company analysis, a bottom-up approach to equity selection.

We use three main strategies to choose stocks. The Profile Strategy seeks to identify companies that are leaders in markets that have high barriers to new competitors. Under the Hurdle Rate Strategy, we look for companies that are expected to increase market share in consolidating industries. With the Bankable Deal Strategy, we invest in companies whose prices are low relative to their fundamental value or their value if they were broken up.

Strict adherence to the bottom-up strategies has led to the Series' long-term outperformance. Overpriced equities, such as the technology and telecommunications sectors during the bubble, do not fit the strategies and are passed up. Instead, heavy weightings were taken within basic materials in companies that fit the Hurdle Rate Strategy, and in health care and consumer staples companies that passed the Profile and Bankable Deal Strategies. By avoiding expensive stocks vulnerable to a cyclical downturn, and instead buying equities that were unreasonably cheap and/or poised for a cyclical rebound, the Series was able to avoid the heavy losses many experienced during the downturn, while outperforming the benchmarks.

The Series is currently invested in oil services, paper and pulp, and chemical stocks based on the Hurdle Rate characteristics exhibited in these cyclical industries. These industries have been depressed for an extended period, during which reduced profitability has led to capacity reductions through closures and companies completely exiting the business. Upon reaching a trough in the cycle, the realignment of output with demand leads to increased pricing power and increased profitability for the strongest companies.

We expect a moderated recovery, based on the mild downturn in comparison to the extreme levels of excess that had been built up. The Series continues to maintain a barbell exposure to attractively priced equities in both defensive and cyclical sectors. We believe that the economy has hit bottom and we are now experiencing a moderated recovery in global growth. The Series will continue to search out attractively priced equities that fit our investment strategies.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

[graphic]
[pie  chart]



Portfolio Allocation by Country* - As of June 30, 2002
Brazil                                                            16.4%
Canada                                                             2.2%
France                                                             4.4%
Germany                                                            8.8%
Guernsey                                                           0.7%
Hong Kong                                                          2.6%
Ireland                                                            1.3%
Japan                                                              4.1%
Mexico                                                             3.6%
Netherlands                                                        3.1%
Norway                                                             2.9%
Philippines                                                        3.6%
South Africa                                                       3.4%
South Korea                                                        2.4%
Switzerland                                                       12.0%
United Kingdom                                                    13.9%
United States                                                      2.1%
Cash, short-term investments, and liabilities, less other assets  12.5%


*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2002  (unaudited)

Exeter Fund, Inc.-
World Opportunities Series




                                                 Total Return
Through                     Growth of $10,000                  Average
6/30/02                         Investment       Cumulative     Annual
One Year                    $            9,400         -6.00%    -6.00%
Five Year                   $           12,762         27.62%     5.00%
Inception 1                 $           16,420         64.20%     8.90%



Morgan Stanley
Capital International (MSCI) World Index




                                                  Total Return
Through                      Growth of $10,000                  Average
6/30/02                          Investment       Cumulative     Annual
One Year                     $            8,478        -15.22%   -15.22%
Five Year                    $           10,263          2.63%     0.52%
Inception 1                  $           12,866         28.66%     4.43%




Morgan Stanley
Capital International (MSCI) All Country World Index Free ex U.S. Index



                                                  Total Return
Through                      Growth of $10,000                  Average
6/30/02                          Investment       Cumulative     Annual
One Year                     $            9,184         -8.16%    -8.16%
Five Year                    $            9,177         -8.23%    -1.70%
Inception 1                  $           10,511          5.11%     0.86%





The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (6/30/02) as compared to the MSCI World Index and the MSCI All Country World Index Free ex U.S. Index.2


[graphic]
[line  chart]



                 Exeter Fund, Inc.           MSCI                         MSCI
Date        World Opportunities Series   World Index   All Country World Index Free ex U.S. Index
9/6/1996    $                    10,000  $     10,000  $                                    10,000
12/31/1996                       10,482        10,865                                       10,163
12/31/1997                       11,301        12,578                                       10,370
12/31/1998                       10,806        15,639                                       11,870
12/31/1999                       15,385        19,539                                       15,538
12/31/2000                       16,609        16,964                                       13,194
10/31/2001                       14,956        13,242                                       10,028
12/31/2001                       16,559        14,110                                       10,622
6/30/2002                        16,420        12,866                                       10,511


1 Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The MSCI World Index is a market capitalization-weighted measure of the total return of 1,514 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization-weighted measure of the total return of 1,799 companies listed on the stock exchanges of 48 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2002  (unaudited)




                                                                           VALUE
                                                              SHARES      (NOTE 2)
                                                             ---------  ------------
COMMON STOCKS - 87.5%
AEROSPACE & DEFENSE - 3.0%
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil)                                                   122,205  $ 2,615,187
                                                                        ------------

BEVERAGES - 6.8%
Panamerican Beverages, Inc. (United States)                    130,000    1,852,500
San Miguel Corp. (Philippines)                               3,105,520    3,147,174
Vitasoy International Holdings Ltd. (Hong Kong)              5,380,000      965,641
                                                                        ------------
                                                                          5,965,315
                                                                        ------------

BIOTECHNOLOGY - 2.1%
Celltech Group plc* (United Kingdom)                           232,000    1,838,916
                                                                        ------------

CHEMICALS - 11.5%
Agrium, Inc. (Canada)                                          174,000    1,635,600
Akzo Nobel N.V. (Netherlands)                                   63,000    2,743,227
Imperial Chemical Industries plc (United Kingdom)              204,545      994,604
Lonza Group AG (Switzerland)                                    26,000    2,009,004
Syngenta AG - ADR (Switzerland)                                219,000    2,663,040
                                                                        ------------
                                                                         10,045,475
                                                                        ------------

COMMUNICATIONS EQUIPMENT - 0.3%
Nortel Networks Corp. (Canada)                                 204,000      295,800
                                                                        ------------

DIVERSIFIED FINANCIALS - 1.8%
Takefuji Corp. (Japan)                                          23,000    1,598,448
                                                                        ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.9%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil)     73,000    1,655,640
                                                                        ------------

ELECTRIC UTILITIES - 3.4%
International Power plc* (United Kingdom)                      360,000      921,897
Korea Electric Power Corp. (KEPCO) - ADR (Korea)               195,000    2,041,650
                                                                        ------------
                                                                          2,963,547
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
Varitronix International Ltd. (Hong Kong)                    2,170,000    1,342,340
                                                                        ------------

ENERGY EQUIPMENT & SERVICES - 3.3%
Compagnie Generale de Geophysique S.A. (CGG)* (France)          32,000    1,090,310
Stolt Offshore S.A. - ADR* (United Kingdom)                    283,000    1,754,600
                                                                        ------------
                                                                          2,844,910
                                                                        ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)





                                                                     VALUE
                                                        SHARES      (NOTE 2)
                                                       ---------  ------------
FOOD PRODUCTS - 9.7%
Cadbury Schweppes plc (United Kingdom)                   280,000  $ 2,097,742
Nestle S.A. (Switzerland)                                  8,000    1,865,215
Unilever plc - ADR (United Kingdom)                      124,249    4,537,573
                                                                  ------------
                                                                    8,500,530
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE - 1.6%
Club Mediterranee S.A. (France)                           42,200    1,396,170
                                                                  ------------

HOUSEHOLD DURABLES - 1.3%
Waterford Wedgwood plc (Ireland)                       1,950,000    1,156,760
                                                                  ------------

HOUSEHOLD PRODUCTS - 2.3%
Henkel KGaA (Germany)                                     29,500    2,027,740
                                                                  ------------

MARINE - 2.9%
Odfjell ASA (Norway)                                     160,000    2,558,533
                                                                  ------------

METALS & MINING - 4.5%
Grupo Mexico S.A. (Mexico)                               781,200    1,123,294
Norddeutsche Affinerie AG (Germany)                      210,000    2,851,695
                                                                  ------------
                                                                    3,974,989
                                                                  ------------

OIL & GAS - 3.3%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)      165,000    2,871,000
                                                                  ------------

PAPER & FOREST PRODUCTS - 13.9%
Aracruz Celulose S.A. - ADR (Brazil)                     235,000    4,700,000
Kimberly-Clark de Mexico, S.A. de C.V. - ADR (Mexico)    150,000    2,002,320
Sappi Ltd. - ADR (South Africa)                          212,000    2,972,240
Votorantim Celulose e Papel S.A. - ADR (Brazil)          130,000    2,457,000
                                                                  ------------
                                                                   12,131,560
                                                                  ------------

PERSONAL PRODUCTS - 1.6%
Clarins S.A. (France)                                     24,000    1,387,776
                                                                  ------------

PHARMACEUTICALS - 10.1%
Merck KGaA (Germany)                                     104,000    2,798,858
Novartis AG - ADR (Switzerland)                           91,000    3,988,530
Sankyo Co., Ltd. (Japan)                                 148,000    2,012,681
                                                                  ------------
                                                                    8,800,069
                                                                  ------------

SOFTWARE - 0.7%
Amdocs Ltd.* (Guernsey)                                   77,000      581,350
                                                                  ------------

TOTAL COMMON STOCKS
(Identified Cost $85,117,575)                                      76,552,055
                                                                  ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2002  (unaudited)






                                                       SHARES/          VALUE
                                                  PRINCIPAL AMOUNT     (NOTE 2)
                                                  -----------------  ------------
SHORT-TERM INVESTMENTS - 13.0%
Dreyfus Treasury Cash Management Fund                       854,471  $   854,471
Federal Home Loan Bank Discount Note, 8/23/2002   $       2,000,000    1,994,990
U.S. Treasury Bill, 7/5/2002                              4,000,000    3,999,055
U.S. Treasury Bill, 8/8/2002                              4,500,000    4,491,956
                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,340,472)                                         11,340,472
                                                                     ------------

TOTAL INVESTMENTS - 100.5%
(Identified Cost $96,458,047)                                         87,892,527

LIABILITIES, LESS OTHER ASSETS - (0.5%)                                 (408,309)
                                                                     ------------

NET ASSETS - 100%                                                    $87,484,218
                                                                     ============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At June 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $96,458,047 was as follows:



Unrealized appreciation        $  9,496,829
Unrealized depreciation         (18,062,349)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (8,565,520)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)


JUNE  30,  2002




ASSETS:
Investments, at value (identified cost $96,458,047) (Note 2)            $87,892,527
Foreign currency, at value (cost $92,684)                                    94,518
Receivable for fund shares sold                                             407,479
Dividends receivable                                                        236,246
Foreign tax reclaims receivable                                              44,466
                                                                        ------------

TOTAL ASSETS                                                             88,675,236
                                                                        ------------

LIABILITIES:

Accrued management fees (Note 3)                                             73,957
Accrued transfer agent fees (Note 3)                                          3,884
Accrued fund accounting fees (Note 3)                                         3,426
Accrued directors' fees (Note 3)                                              1,465
Payable for securities purchased                                            910,413
Unrealized depreciation on forward foreign currency exchange contract
(Note 2)                                                                    119,649
Payable for fund shares repurchased                                          41,369
Audit fees payable                                                           13,998
Due to custodian                                                              1,333
Other payables and accrued expenses                                          21,524
                                                                        ------------

TOTAL LIABILITIES                                                         1,191,018
                                                                        ------------

TOTAL NET ASSETS                                                        $87,484,218
                                                                        ============

NET ASSETS CONSIST OF:

Capital stock                                                           $   147,556
Additional paid-in-capital                                               94,394,163
Undistributed net investment income                                         375,510
Accumulated net realized gain on investments                              1,243,746
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other assets
and liabilities                                                          (8,676,757)
                                                                        ------------

TOTAL NET ASSETS                                                        $87,484,218
                                                                        ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($87,484,218/14,755,592 shares)               $      5.93
                                                                        ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  (unaudited)


FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  2002




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $94,199)      $ 1,363,867
Interest                                                   85,203
                                                      ------------

Total Investment Income                                 1,449,070
                                                      ------------

EXPENSES:

Management fees (Note 3)                                  443,790
Transfer agent fees (Note 3)                               33,224
Fund accounting fees (Note 3)                              25,429
Directors' fees (Note 3)                                    3,323
Audit fees                                                 14,380
Miscellaneous                                              43,980
                                                      ------------

Total Expenses                                            564,126
                                                      ------------

NET INVESTMENT INCOME                                     884,944
                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                             2,799,542
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities               (82,815)
                                                      ------------
                                                        2,716,727
                                                      ------------

Net change in unrealized depreciation on -
Investments                                            (4,249,336)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities              (204,539)
                                                      ------------
                                                       (4,453,875)
                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                            (1,737,148)
                                                      ------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $  (852,204)
                                                      ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE SIX
                                                         MONTHS ENDED     FOR THE
                                                           6/30/02       YEAR ENDED
                                                         (UNAUDITED)      12/31/01
                                                        --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     884,944   $   799,784
Net realized gain (loss) on investments                     2,716,727    (1,488,735)
Net change in unrealized depreciation on
investments                                                (4,453,875)      496,532
                                                        --------------  ------------
Net decrease from operations                                 (852,204)     (192,419)
                                                        --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          -    (2,295,727)
From net realized gain on investments                               -             -
                                                        --------------  ------------
Total distributions to shareholders                                 -    (2,295,727)
                                                        --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                    5,140,874     1,840,704
                                                        --------------  ------------

Net increase (decrease) in net assets                       4,288,670      (647,442)

NET ASSETS:

Beginning of period                                        83,195,548    83,842,990
                                                        --------------  ------------

END OF PERIOD (including undistributed net investment
income and distributions in excess of net investment
income of $375,510 and ($509,434), respectively)        $  87,484,218   $83,195,548
                                                        ==============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                       6/30/02                          FOR THE YEARS ENDED
                                                     (UNAUDITED)          12/31/01          12/31/00    12/31/99    12/31/98
                                                    --------------  ---------------------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $        5.98   $               6.18   $    9.30   $    8.55   $    9.76
                                                    --------------  ---------------------  ----------  ----------  ----------
Income from investment operations:
Net investment income                                        0.06                   0.06        0.42        0.39        0.12
Net realized and unrealized gain (loss) on
investments                                                 (0.11)                 (0.09)       0.27        3.16     (0.59)1
                                                    --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                            (0.05)                 (0.03)       0.69        3.55       (0.47)
                                                    --------------  ---------------------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                      -                  (0.17)      (0.99)      (0.28)      (0.14)
From net realized gain on investments                           -                      -       (2.82)      (2.52)      (0.60)
                                                    --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                             -                  (0.17)      (3.81)      (2.80)      (0.74)
                                                    --------------  ---------------------  ----------  ----------  ----------


NET ASSET VALUE - END OF PERIOD                     $        5.93   $               5.98   $    6.18   $    9.30   $    8.55
                                                    ==============  =====================  ==========  ==========  ==========
Total return 2                                             (0.84%)                (0.30%)       7.96%      42.37%     (4.38%)
Ratios (to average net assets)/Supplemental Data:
Expenses                                                   1.28%3                   1.21%       1.19%       1.15%       1.13%
Net investment income                                      2.01%3                   0.95%       1.61%       2.19%       2.30%
Portfolio turnover                                             28%                    42%         52%         23%         52%

NET ASSETS - END OF PERIOD (000's omitted)          $      87,484   $             83,196   $  83,843   $ 117,248   $ 215,778
                                                    ==============  =====================  ==========  ==========  ==========







                                              FOR THE YEARS ENDED
                                                     12/31/97
                                                    ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $   10.42
                                                    ----------
Income from investment operations:
Net investment income                                    0.09
Net realized and unrealized gain (loss) on
investments                                              0.67
                                                    ----------
Total from investment operations                         0.76
                                                    ----------
Less distributions to shareholders:
From net investment income                              (0.09)
From net realized gain on investments                   (1.33)
                                                    ----------
Total distributions to shareholders                     (1.42)
                                                    ----------
NET ASSET VALUE - END OF PERIOD                     $    9.76
                                                    ==========
Total return 2                                           7.81%
Ratios (to average net assets)/Supplemental Data:
Expenses                                                 1.15%
Net investment income                                    0.79%
Portfolio turnover                                         62%

NET ASSETS - END OF PERIOD (000's omitted)          $  95,215
                                                    ==========




1 The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3 Annualized.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  the  Financial  Statements  (unaudited)


1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  the  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

At June 30, 2002, the Series had a capital loss carryforward of $1,379,668 which will expire on December 31, 2009.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

Notes  to  the  Financial  Statements  (unaudited)

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of June 30, 2002 is as follows:




                                                         Unrealized
Settlement  Contracts            In        Contracts    Appreciation
   Date     to Deliver      Exchange For    At Value   (Depreciation)
----------  --------------  -------------  ----------  --------------
   9/20/02  JPY434,000,000  $   3,517,018  $3,636,667      ($119,649)



On June 30, 2002, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassed to conform to current year presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  the  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $22,762,247 and $21,331,441, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares of World Opportunities Series Class A Shares were:




                     FOR THE SIX MONTHS                  FOR THE YEAR
                       ENDED 6/30/02                    ENDED 12/31/01
                     -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                  1,334,885   $ 8,086,397        1,913,796   $ 11,566,113
Reinvested                    -             -          404,070      2,244,735
Repurchased            (485,551)   (2,945,523)      (1,977,070)   (11,970,144)
             -------------------  ------------  ---------------  -------------
Total                   849,334   $ 5,140,874          340,796   $  1,840,704
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.